Exhibit 4.2

RIVIAN AUTOMOTIVE, INC.

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

January 19, 2021

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6.7 Severability	34
6.8 Aggregation of Stock	34
6.9 Additional Investors	34
6.10 Entire Agreement	35
6.11 Dispute Resolution	35
6.12 Delays or Omissions	36

Schedule A	-	Schedule of Investors
Schedule B	-	Schedule of Key Holders

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FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”), is made as of the 19th day of January, 2021, by and among Rivian Automotive, Inc., a Delaware corporation (the “Company”), each holder of Preferred Stock (as defined below) listed on Schedule A (together with any subsequent investors, or transferees or assignees, who become parties hereto as “Investors” pursuant to Subsections 2.12 and 6.1 below, the “Investors”), and those certain securityholders of the Company listed on Schedule B (together with any subsequent securityholders, or transferees or assignees, who become parties hereto as “Key Holders” pursuant to Subsections 2.12 and 6.1 below, the “Key Holders,” and collectively with the Investors, the “Stockholders”).

RECITALS

WHEREAS, certain of the Investors, including certain Existing Investors (as defined below), are parties to that certain Series F Preferred Stock Purchase Agreement, dated as of the date hereof, among the Company and such Investors (the “Series F Purchase Agreement”), pursuant to which such Investors are purchasing shares of Series F Preferred Stock, par value $0.001 per share, of the Company (“Series F Preferred Stock”);

WHEREAS, as of the date hereof, the Key Holders are holders of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) and/or Derivative Securities (as hereinafter defined) of the Company;

WHEREAS, the Company, the Key Holders (including the Key Holders that acquired shares of Common Stock pursuant to permitted transfers) and the Investors that (i) purchased shares of Series A Preferred Stock, $0.001 par value per share, of the Company (“Series A Preferred Stock”), shares of Series B Preferred Stock, $0.001 par value per share, of the Company (“Series B Preferred Stock”), shares of Series C Preferred Stock, $0.001 par value per share, of the Company (“Series C Preferred Stock” ), shares of Series D Preferred Stock, $0.001 par value per share, of the Company ( “Series D Preferred Stock”) or shares of Series E Preferred Stock, $0.001 par value per share, of the Company (“Series E Preferred Stock”, and collectively with the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series F Preferred Stock, “Preferred Stock”) in the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock financing rounds of the Company, respectively, or (ii) acquired shares of Common Stock or Preferred Stock pursuant to permitted transfers (such Investors, the “Existing Investors”), are parties to that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of July 10, 2020, among the Company, the Key Holders and the Existing Investors (the “Prior Agreement”), pursuant to which, among other provisions, the Company granted to the Existing Investors registration rights, information rights and rights of first offer;

WHEREAS, the obligations of the Company and the Investors purchasing shares of Series F Preferred Stock under the Series F Purchase Agreement are conditioned upon the execution and delivery of this Agreement by the Company and those Existing Investors and Key Holders necessary to amend and restate the Prior Agreement into this Agreement, such that this Agreement supersedes and replaces in its entirety the Prior Agreement and no party thereto has any further rights or obligations under the Prior Agreement;

WHEREAS, the Existing Investors and Key Holders executing this Agreement on the date hereof are holders of at least a majority of the Registrable Securities (as defined in the Prior Agreement) of the Company held by all of the Stockholders (on an as-converted to Common Stock (as defined below) basis), and constitute the requisite Existing Investors and Key Holders necessary to amend and restate the Prior Agreement in its entirety in accordance with its terms; and

WHEREAS, the parties hereby agree that this Agreement shall govern the rights of the Stockholders to cause the Company to register shares of Common Stock issued or issuable to them, to receive certain information from the Company, to participate in future equity offerings by the Company, and certain other matters as set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions.

For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund, registered investment company or other investment fund now or hereafter existing that is controlled by one or more general partners, managing members or investment adviser of, or shares the same management company or investment adviser with, such Person. For purposes of this definition, the term “control” when used with respect to any Person shall mean the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

1.2 “Amazon” means Amazon.com NV Investment Holdings LLC, a Nevada limited liability company.

1.3 “BlackRock” means BlackRock Investment Management, LLC, a Delaware limited liability company.

1.4 “BlackRock Investors” means the Investors that are funds and accounts managed by BlackRock listed on Schedule A hereto.

1.5 “Board of Directors” means the board of directors of the Company.

1.6 “Capital Group” means Capital Research and Management Company.

1.7 “Capital Group Investors” means the Investors that are funds managed by Capital Group listed on Schedule A hereto.

1.8 “Coatue” means (i) Coatue CT 82 LLC, a Delaware limited liability company, (ii) Coatue Growth Fund IV LP, a Delaware limited partnership, (iii) Coatue Smart Transportation Fund LLP, a Delaware limited liability partnership and (iv) Coatue CT 93 LLC, a Delaware limited liability company.

1.9 “Company Group” means, taken as a whole, (i) the Company, (ii) the direct and indirect subsidiaries of the Company existing as of the Closing (as defined in the Series F Purchase Agreement), being Rivian Automotive, LLC, a Delaware limited liability company (“OpCo”), Rivian IP Holdings, LLC, a Delaware limited liability company, Rivian Automotive Canada, Inc., a British Columbia corporation, RIV UK Engineering Limited, a private limited company formed under the laws of England and Wales, Rivian, LLC, a Delaware limited liability company, Rivian Insurance Services, LLC, a

Delaware limited liability company, Rivian Europe, B.V., a Dutch company, Rivian Netherlands, B.V., a Dutch company, and Rivian Mexico Sociedad de Responsabilidad Limitada de Equity Variable, a Mexican corporation, and (iii) any other subsidiaries of the Company that may be formed or acquired during the term of this Agreement whose accounts are consolidated with the accounts of the Company.

1.10 “Cox” means Manheim Investments, Inc., a Delaware corporation.

1.11 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

1.12 “Deemed Liquidation Event” has the meaning set forth in the Restated Certificate.

1.13 “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

1.14 “D1 Capital” means D1 Master Holdco I LLC, a Delaware limited liability company.

1.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.16 “Excluded Registration” means (i) a registration relating to the sale or grant of securities to employees of the Company or any other member of the Company Group pursuant to a stock option, stock purchase, equity incentive or similar plan, (ii) a registration relating to an SEC Rule 145 transaction, (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.

1.17 “Fidelity” means Fidelity Management & Research Company, LLC or one of its Affiliates.

1.18 “Fidelity Investors” means the Investors that are advisory or subadvisory clients of Fidelity listed on Schedule A hereto.

1.19 “FOIA Party” means a Person that, in the determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

1.20 “Ford” means Ford Motor Company, a Delaware corporation.

1.21 “Ford Letter” means that certain letter agreement regarding additional investment rights and restrictions, by and between the Company and Ford, dated as of May 3, 2019, as the same may be amended from time to time.

1.22 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.23 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits forward incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.24 “GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

1.25 “Global Oryx” means Global Oryx Company Limited, a Bailiwick of Jersey company.

1.26 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.27 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner or other natural person covered under the applicable domestic relations statute of any jurisdiction, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.28 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.29 “Investor Agreements” means this Agreement, the Voting Agreement (as defined in the Series F Purchase Agreement) and the Right of First Refusal and Co-Sale Agreement (as defined in the Series F Purchase Agreement), collectively.

1.30 “IPO” means the (i) Company’s first underwritten public offering of its Common Stock under the Securities Act or (ii) another transaction (including a “direct listing”) in which the Company’s Common Stock is listed on the Nasdaq Stock Market’s National Market, the New York Stock Exchange or another exchange or marketplace approved by the Board of Directors.

1.31 “Key Holder Registrable Securities” means (i) the shares of Common Stock held by the Key Holders; (ii) the shares of Common Stock issuable upon the conversion or exercise of any Derivative Security beneficially held by the Key Holders; and (iii) the shares of Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of any of the shares of Common Stock set forth in the foregoing clauses (i) and (ii).

1.32 “Major Investor” means (i) with respect to each of Global Oryx, Amazon and Ford, any such Investor that, individually or together with such Investor’s Affiliates, holds at least nine million five hundred thousand (9,500,000) shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) or (ii) with respect to any other Investor, any such Investor that, individually or together with such Investor’s

Affiliates, holds a number of shares of Registrable Securities in an amount at least equal to the greater of (x) fifty percent (50%) of the shares of Preferred Stock (or shares of Common Stock issuable upon conversion thereof) it purchased at the closing of its initial purchase of Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) or (y) nine million five hundred thousand (9,500,000) shares of Registrable Securities (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof); provided that (1) if an Investor that was a T. Rowe Price Investor at the time of its investment in the Company would qualify as a Major Investor under clause (ii) but is no longer an advisory or subadvisory client of T. Rowe Price or of an Affiliate of T. Rowe Price, such Investor shall no longer qualify as a Major Investor, (2) if an Investor that was a BlackRock Investor at the time of its investment in the Company would qualify as a Major Investor under clause (ii) but is no longer managed by BlackRock Investment Management, LLC or by an Affiliate thereof, in each case such Investor shall no longer qualify as a Major Investor, (3) if an Investor that was a Fidelity Investor at the time of its investment in the Company would qualify as a Major Investor under clause (ii) but is no longer an advisory or subadvisory client of Fidelity or an Affiliate thereof, such Investor shall no longer qualify as a Major Investor or (4) if an Investor that was a PIMCO Investor at the time of its investment in the Company would qualify as a Major Investor under clause (ii) but is no longer managed by PIMCO or by an Affiliate thereof, in each case such Investor shall no longer qualify as a Major Investor.

1.33 “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

1.34 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.35 “PIMCO” means Pacific Investment Management Company LLC, a Delaware limited liability company.

1.36 “PIMCO Investors” means the Investors that are funds and accounts managed by PIMCO listed on Schedule A hereto.

1.37 “Purchase Agreement” means the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement, the Series E Purchase Agreement or the Series F Purchase Agreement, as the case may be.

1.38 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of shares of Preferred Stock; (ii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Subsections 2.1 (and any other applicable Section or Subsection with respect to registrations under Subsection 2.1), 2.10, 3.1, 3.2, 4.1 and 6.6; (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; and (iv) the Common Stock held by the BlackRock Investors as of the date hereof; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.39 “Registrable Securities then outstanding” means the number of shares determined by adding the number of shares of outstanding Common Stock that are Registrable Securities and the number of shares of Common Stock issuable (directly or indirectly) under Derivative Securities that are Registrable Securities.

1.40 “Restated Certificate” means the Company’s Thirteenth Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time.

1.41 “Restricted Entity” means a Person engaged, or an Affiliate of a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the manufacturing, distribution, research or development of cars, trucks or other vehicles, parts therefor, or related intellectual property or technology (including but not limited to batteries, autonomy and connected car), but shall not include any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than ten percent (10%) of the outstanding equity of any Restricted Entity and does not, nor do any of its Affiliates, have a right to designate any members of, or observers to, the board of directors, analogous governing body, executive committee, advisory committee (including any product advisory committee) or steering committee of any Restricted Entity; provided that none of Amazon and/or any of its Affiliates, nor Ford and/or any of its Affiliates, nor Cox and/or any of its Affiliates, nor any T. Rowe Price Investor and/or any of its Affiliates, nor any PIMCO Investor and/or any of its Affiliates, nor any Capital Group Investor and/or any of its Affiliates, nor any Fidelity Investor and/or any of its Affiliates, nor Coatue and/or any of its Affiliates, nor any Soros Investor and/or any of its Affiliates, nor D1 Capital and/or any of its Affiliates shall be deemed a Restricted Entity.

1.42 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.43 “SEC” means the Securities and Exchange Commission.

1.44 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.45 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.46 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.47 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel (as hereinafter defined) borne and paid by the Company as provided in Subsection 2.6.

1.48 “Series A Director” means the director of the Company that the holders of record of the Series A Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Restated Certificate.

1.49 “Series A Purchase Agreement” means that certain Series A Preferred Stock Purchase Agreement by and among the Company, Amazon, and Global Oryx, dated as of February 15, 2019.

1.50 “Series B Director” means the director of the Company that the holders of record of the Series B Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Restated Certificate.

1.51 “Series B Purchase Agreement” means that certain Series B Preferred Stock Purchase Agreement, by and between the Company and Ford, dated as of April 18, 2019.

1.52 “Series C Director” means the director of the Company that the holders of record of the Series C Preferred Stock are entitled to elect, exclusively and as a separate class, pursuant to the Restated Certificate.

1.53 “Series C Purchase Agreement” means that certain Series C Preferred Stock Purchase Agreement, by and between the Company and Cox, dated as of September 6, 2019.

1.54 “Series D Purchase Agreement” means that certain Series D Preferred Stock Purchase Agreement, by and among the Company and the purchasers listed on Exhibit A thereto, dated as of December 23, 2019.

1.55 “Series E Purchase Agreement” means that certain Series E Preferred Stock Purchase Agreement, by and among the Company and the purchasers listed on Exhibit A thereto, dated as of July 10, 2020.

1.56 “Soros Investors” means Quantum Partners LP, a Cayman Islands exempted limited partnership, and Palindrome Master Fund LP, a Delaware limited partnership.

1.57 “T. Rowe Price” means T. Rowe Price Associates, Inc., a Maryland corporation.

1.58 “T. Rowe Price Investors” the Investors that are advisory or subadvisory clients of T. Rowe Price listed on Schedule A hereto.

2. Registration Rights.

The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) Form S-1 Demand. If at any time from and after the earlier of (i) seven (7) years after the date of this Agreement or (ii) one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of a majority of the Registrable Securities then outstanding that the Company file a Form S-1 registration statement having an aggregate offering price to the public of not less than one hundred million dollars ($100,000,000), net of Selling Expenses, then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders (including Key Holders) other than the Initiating Holders; and (y) as soon as practicable, file and use its commercially reasonable efforts to effect a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(b) Form S-3 Demand. If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of at least twenty percent (20%) of the Registrable Securities then outstanding that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least twenty-five million dollars ($25,000,000), then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders (including Key Holders) other than the Initiating Holders; and (ii) as soon as practicable after the date such request is given by the Initiating Holders, file and use its commercially reasonable efforts to effect a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other stockholder during such one hundred twenty (120) day period other than an Excluded Registration.

(d) Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a) in the following circumstances: (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; (ii) after the Company has effected two (2) registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). Notwithstanding the foregoing, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b) in the following circumstances: (i) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (ii) if the Company has effected two (2) registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one (1) demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d); provided, that if such withdrawal is during a period the Company has deferred taking action pursuant to Subsection 2.1(c), then the Initiating Holders may withdraw their request for registration and such registration will not be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration.

If the Company proposes to register (including, for this purpose, a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, use commercially reasonable efforts to cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses (other than Selling Expenses) of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting and each such underwriting agreement shall contain such representations and warranties by such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling shareholders. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Company and the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one thousand (1,000) shares.

(b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including

Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable to) the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one thousand (1,000) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO described in clause (i) of the definition thereof, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company.

Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided, however, that (i) such one hundred twenty (120) day period shall be extended for a period of time equal to the period the selling Holders refrain, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (ii) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred twenty (120) day period shall be extended for up to two hundred forty-five (245) days, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the selling Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or trading system and each securities exchange and trading system (if any) on which similar securities issued by the Company are then listed;

(g) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(h) promptly make available for inspection by the selling Holders, any managing underwriters(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter(s) or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(i) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(j) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such selling Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

(b) The Company shall furnish, or cause to be furnished, to T. Rowe Price, Capital Group and Fidelity, on or prior to the effective date of the Form S-1 for the IPO, written confirmation of the number of Registrable Securities then held by each T. Rowe Price Investor, Capital Group Investor or Fidelity Investor, as the case may be, calculated on an as-converted basis; provided that the failure of the Company to furnish, or cause to be furnished, the information required to be furnished pursuant to this Subsection 2.5(b) shall not affect the rights or obligations of any T. Rowe Price Investor, Capital Group Investor or Fidelity Investor pursuant to this Section 2.

2.6 Expenses of Registration.

All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements, not to exceed fifty thousand dollars ($50,000), of one counsel for the selling Holders (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be; provided further that if, at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness after learning of such information then the Holders shall not be required to pay any of such expenses and shall not forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b). All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration.

No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification.

If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder, legal counsel and accountants for each such Holder, any underwriter (as defined in the Securities Act) for each such Holder, each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, and any investment advisor for each such Holder that is a registered investment company or other investment fund, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any) who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other selling Holder, against any Damages, in each case only to the extent that such Damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the applicable selling Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any selling Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such selling Holder (net of any Selling Expenses paid by such selling Holder), except in the case of actual fraud or willful misconduct by such selling Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the applicable parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 2.8 solely to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 2.8.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case; or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case (x) no selling Holder will be required to contribute any amount in excess of the aggregate public offering price of all such Registrable Securities offered and sold by such selling Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a selling Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such selling Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such selling Holder (net of any Selling Expenses paid by such selling Holder), except in the case of willful misconduct or actual fraud by such selling Holder.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The Persons entitled to indemnification under this Subsection 2.8 are intended third-party beneficiaries of this Subsection 2.8 and shall have the right, power and authority to enforce the provisions hereof as though they were parties hereto.

(g) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act.

With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

2.10 Limitations on Subsequent Registration Rights.

From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would: (i) allow such holder or prospective holder to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Holders that are included; or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder; provided that this limitation shall not apply to Registrable Securities acquired by any additional Investor that becomes a party to this Agreement in accordance with Subsection 4.1 or Subsection 6.9.

2.11 “Market Stand-off” Agreement.

Each Holder hereby agrees that it will not, in the case of an IPO described in clause (i) of the definition thereof, without the prior written consent of the managing underwriter(s), during the period commencing on the date of the final prospectus relating to such IPO and ending on the date specified by the Company and the managing underwriter(s) (such period not to exceed one hundred eighty (180) days, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or Derivative Securities held immediately before the effective date of the registration statement for such IPO or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such shares or Derivative Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to the sale of any shares or Derivative Securities to an underwriter pursuant to an underwriting agreement, or to the transfer of any shares or Derivative Securities to any trust for the direct or indirect benefit of the Holder or an Immediate Family Member of the Holder, or the transfer of any shares or Derivative Securities to any Affiliate of the Holder; provided that the trustee of the trust or Affiliate agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, and shall be applicable to the Holders only if all officers, directors and stockholders owning more than one percent (1%) of the Company’s Common Stock (after giving effect to (a) the conversion into Common Stock of all outstanding Preferred Stock, and (b) the exercise or conversion into Common Stock of all outstanding Derivative Securities) are subject to the same restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Subsection 2.11 and shall have the right, power and authority to enforce the provisions hereof as though they were parties hereto. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. In the event that the Company or the managing underwriter waives or terminates any of the restrictions contained in this Subsection 2.11 or in a lock-up agreement with any Holder, officer, director or greater than one-percent stockholder of the Company (in any such case, the “Released Securities”), the restrictions contained in this Subsection 2.11 and in any lock-up agreements executed by the Holders shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Holder as the percentage of Released Securities represent with respect to the securities held by the applicable Holder, officer, director or greater than one-percent stockholder. The foregoing provisions shall not apply to an IPO described in clause (ii) of the definition thereof and shall not be applicable to an IPO described in clause (i) of the definition thereof if the Company has already completed an IPO described in clause (ii) of the definition thereof.

2.12 Restrictions on Transfer.

(a) Except as otherwise permitted under the Investor Agreements (but subject to the limitations on transfer and other applicable provisions set forth in the Investor Agreements), the Preferred Stock and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preferred Stock and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of shares pursuant to an effective registration statement or, following the IPO, SEC Rule 144 to be bound by the terms of this Agreement; provided that, notwithstanding the foregoing, such transferee shall remain bound by the terms of Subsection 2.11 for so long as such Subsection 2.11 remains in effect pursuant to its terms.

(b) Each certificate, instrument, or book entry representing (i) the Preferred Stock, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form (in addition to any other legends set forth in, or required by, any other Investor Agreement or a Purchase Agreement):

“THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN INVESTORS’ RIGHTS AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the IPO, the transfer is made pursuant to SEC Rule 144, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act, (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that, other than in connection with a transaction in compliance with SEC Rule 144 following the IPO, each transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement (in which case the specific capitalized legend set forth in Subsection 2.12(b) shall not be affixed), the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with the specific capitalized legend set forth in Subsection 2.12(b) if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

(d) In addition, each Holder agrees that, except as otherwise permitted under the Investor Agreements (but subject to the limitations on transfer and other applicable provisions set forth in the Investor Agreements), prior to the IPO, no shares of Preferred Stock or Registrable Securities may be transferred to (x) any Restricted Entity or (y) any customer, distributor or supplier of the Company (or a subsidiary thereof), if the Board of Directors should reasonably determine in good faith that such transfer would result in such customer, distributor or supplier receiving information that would place the Company (or such subsidiary) at a competitive disadvantage with respect to such customer, distributor or supplier. Notwithstanding anything to the contrary in this Agreement, nothing in this Subsection 2.12(d) shall restrict the transfer of shares of Preferred Stock or Registrable Securities (i) by Amazon to any Affiliate of Amazon or by any other Holder to Amazon or any Affiliate of Amazon, (ii) by Ford to any Affiliate of Ford or by any other Holder to Ford or any Affiliate of Ford; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by Ford to any of its Affiliates that such Affiliate agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Ford MNDA (as defined below) and (II) to be subject to all other restrictions applicable to Ford under any Investor Agreement and the Ford Letter (including, if such Affiliate obtains rights with respect to the election or designation of the Series B Director or any observer to the Board of Directors, to cause the Series B Director or observer to comply with the applicable terms of the Ford Letter); (iii) by Cox to any Affiliate of Cox or by any other Holder to Cox or any Affiliate of Cox; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by Cox to any of its Affiliates that such Affiliate agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Cox MNDA (as defined below) and (II) to be subject to all other restrictions applicable to Cox under any Investor Agreement; (iv) by a T. Rowe Price Investor to any Affiliate of such T. Rowe Price Investor or by any other Holder to a T. Rowe Price Investor or to any Affiliate of such T. Rowe Price Investor; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by a T. Rowe Price Investor or by any other Holder to any Affiliate of a T. Rowe Price Investor that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to the T. Rowe Price Investors under any Investor Agreement; (v) by a Capital Group Investor to any Affiliate of such Capital Group Investor or by any other Holder to a Capital Group Investor or to any Affiliate of such Capital Group Investor; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by a Capital Group Investor or by any other Holder to any Affiliate of a Capital Group Investor that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to the Capital Group Investors under any Investor Agreement; (vi) by a Fidelity Investor to any Affiliate of such Fidelity Investor or by any other Holder to a Fidelity Investor or to any Affiliate of such Fidelity Investor; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by a Fidelity Investor or by any other Holder to any Affiliate of a Fidelity Investor that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to the Fidelity Investors under any Investor Agreement, (vii) by a Soros Investor to any Affiliate of such Soros Investor or by any other Holder to a Soros Investor or to any Affiliate of such Soros Investor; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by a Soros Investor or by any other Holder to any Affiliate of a Soros Investor that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to the Soros Investors under any Investor Agreement, (viii) by a PIMCO Investor to any Affiliate of such PIMCO Investor or by any other Holder to a PIMCO Investor or to any Affiliate of such PIMCO Investor; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by a PIMCO Investor or by any other Holder to any Affiliate of a PIMCO Investor that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to the PIMCO Investors under any Investor Agreement and (ix) by D1 Capital to any Affiliate thereof or by any other Holder to D1 Capital or to any Affiliate of D1 Capital; provided, that, it shall be a condition precedent to any transfer of any shares of Preferred Stock or Registrable Securities by D1 Capital or by any other Holder to any Affiliate of D1 Capital that such transferee agree in writing with the Company (I) to comply with all restrictions relating to confidential information of the Company set forth in the Investor Agreements and (II) to be subject to all other restrictions applicable to D1 Capital under any Investor Agreement.

2.13 Termination of Registration Rights.

The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event;

(b) such time following the IPO as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration; and

(c) the third (3rd) anniversary of the IPO.

3. Information Rights.

3.1 Delivery of Financial Statements.

The Company shall deliver to each Major Investor, provided that the Board of Directors has not reasonably determined that such Major Investor is a Restricted Entity:

(a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all with respect to the Company Group on a consolidated basis, and all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) for each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and cash flows for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all with respect to the Company Group on a consolidated basis and all prepared in accordance with GAAP, reviewed by independent public accountants of nationally recognized standing selected by the Company and provided to each Major Investor as soon as practicable thereafter, but in any event within ninety (90) days after the end of each such quarter, together with notes (except that such financial statements may be subject to normal year-end audit adjustments);

(c) as soon as practicable, but in any event within thirty (30) days of the end of each month, a consolidated unaudited income statement and statement of cash flows for such month, and a consolidated unaudited balance sheet of the Company Group as of the end of such month, all prepared in accordance with GAAP consistently applied throughout the period (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(d) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the Company Group on a consolidated basis for the next fiscal year (starting with the 2020 fiscal year) (collectively, the “Budget”), approved by the Board of Directors, including a balance sheet, income statement, and statement of cash flow for such fiscal year and, promptly after prepared, any other budgets or revised budgets formally approved by the Company’s chief executive officer and chief financial officer;

(e) with respect to the financial statements called for in Subsection 3.1(a), Subsection 3.1(b) and Subsection 3.1(c) an instrument executed by the chief financial officer and chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Subsection 3.1(b) and Subsection 3.1(c)) and fairly present the financial condition of the Company and its results of operation for the periods specified therein;

(f) any valuation reports prepared or caused to be prepared by or on behalf of the Company (including any 409A valuation reports), in each case as soon as practicable (and in any event within fifteen (15) days after the issuance of such report and approval by the Board of Directors); and

(g) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Major Investor may from time to time reasonably request (including, (i) with respect to Amazon and its Affiliates, such information as they need to file their tax returns, (ii) with respect to any T. Rowe Price Investor, such information reasonably requested by such T. Rowe Price Investor relating to (A) accounting and securities law matters required in connection with an audit of such T. Rowe Price Investor and (B) the aggregate number of equity securities of the Company held by such T. Rowe Price Investor, including in relation to all then outstanding equity securities of the Company) and (iii) with respect to any Fidelity Investor, such information reasonably requested by such Fidelity Investor relating to (A) accounting and securities law matters required in connection with an audit of such Fidelity Investor and (B) the aggregate number of equity securities of the Company held by such Fidelity Investor, including in relation to all then outstanding equity securities of the Company; provided, however, that the Company shall not be obligated under this Subsection 3.1(g) to provide information (x) (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (2) with respect to the preceding clause (ii) only, that the Company determines, in its sole discretion, could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, (y) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel, or (z) with respect to the preceding clause (ii) only, that the Company determines, in its sole discretion, could result in a violation of any applicable law. The Company acknowledges and agrees that with respect to (i) Amazon, the Amazon MNDA (as defined below) is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence, (ii) Ford, the Ford MNDA is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence, and (iii) Cox, the Cox MNDA is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence.

(h) If the T. Rowe Price Investors are no longer collectively deemed to be a Major Investor, the Company shall provide (i) to the T. Rowe Price Investors copies of financial statements provided to Major Investors pursuant to Subsections 3.1(a) and 3.1(b) within the time periods set forth therein, and (ii) to any T. Rowe Price Investor information reasonably requested by such T. Rowe Price Investor relating to (A) accounting and securities law matters required in connection with an audit of such T. Rowe Price Investor and (B) the aggregate number of equity securities of the Company held by such T. Rowe Price Investor, including in relation to all then outstanding equity securities of the Company; provided, however, that the Company shall not be obligated under Subsection 3.1(h)(ii) to provide information (x) (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (2) that the Company determines, in its sole discretion, could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, (y) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel, or (z) that the Company determines, in its sole discretion, could result in a violation of any applicable law. If an Investor was a T. Rowe Price Investor at the time of its investment in the Company, but is no longer a “Major Investor” by operation of the proviso to the definition of the “Major Investor,” the Company shall provide such Investor with the information necessary for such Investor to comply with disclosure or reporting requirements applicable to such Investor under applicable law, but shall have no obligation to provide such Investor with any other documentation or information described or set forth in this Subsection 3.1.

(i) During such time that the Capital Group Investors are not collectively deemed to be a Major Investor, the Company shall provide (i) to the Capital Group Investors copies of financial statements provided to Major Investors pursuant to Subsections 3.1(a) and 3.1(b) within the time periods set forth therein, and (ii) to any Capital Group Investor information reasonably requested by such Capital Group Investor relating to (A) accounting and securities law matters required in connection with an audit of such Capital Group Investor and (B) the aggregate number of equity securities of the Company held by such Capital Group Investor, including in relation to all then outstanding equity securities of the Company; provided, however, that the Company shall not be obligated under Subsection 3.1(i)(ii) to provide information (x) (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (2) that the Company determines, in its sole discretion, could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, (y) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel, or (z) that the Company determines, in its sole discretion, could result in a violation of any applicable law. If an Investor that was a Capital Group Investor at the time of its investment, but is no longer a fund managed by Capital Group, then the Company shall have no obligation to provide such Investor with any documentation or information described or set forth in this Subsection 3.1(i).

(j) If the Fidelity Investors are no longer collectively deemed to be a Major Investor, the Company shall provide (i) to the Fidelity Investors copies of financial statements provided to Major Investors pursuant to Subsections 3.1(a) and 3.1(b) within the time periods set forth therein, and (ii) to any Fidelity Investor information reasonably requested by such Fidelity Investor relating to (A) accounting and securities law matters required in connection with an audit of such Fidelity Investor and (B) the aggregate number of equity securities of the Company held by such Fidelity Investor, including in relation to all then outstanding equity securities of the Company; provided, however, that the Company shall not be obligated under Subsection 3.1(j)(ii) to provide information (x) (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (2) that the Company determines, in its sole discretion, could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, (y) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel, or (z) that the Company determines, in its sole discretion, could result in a violation of any applicable law. If an Investor was a Fidelity Investor at the time of its investment in the Company, but is no longer a “Major Investor” by operation of the proviso to the definition of the “Major Investor,” the Company shall provide such Investor with the information necessary for such Investor to comply with disclosure or reporting requirements applicable to such Investor under applicable law, but shall have no obligation to provide such Investor with any other documentation or information described or set forth in this Subsection 3.1.

(k) If the PIMCO Investors are no longer collectively deemed to be a Major Investor, the Company shall provide (i) to the PIMCO Investors copies of financial statements provided to Major Investors pursuant to Subsections 3.1(a) and 3.1(b) within the time periods set forth therein, and (ii) to any PIMCO Investor information reasonably requested by such PIMCO Investor relating to (A) accounting and securities law matters required in connection with an audit of such PIMCO Investor and (B) the aggregate number of equity securities of the Company held by such PIMCO Investor, including in relation to all then outstanding equity securities of the Company; provided, however, that the Company shall not be obligated under Subsection 3.1(k)(ii) to provide information (x) (1) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (2) that the Company determines, in its sole discretion, could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, (y) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel, or (z) that the Company determines, in its sole discretion, could result in a violation of any applicable law. If an Investor was a PIMCO Investor at the time of its investment in the Company, but is no longer a “Major Investor” by operation of the proviso to the definition of the “Major Investor,” the Company shall provide such Investor with the information necessary for such Investor to comply with disclosure or reporting requirements applicable to such Investor under applicable law, but shall have no obligation to provide such Investor with any other documentation or information described or set forth in this Subsection 3.1.

(l) Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection.

The Company shall permit each Major Investor (provided that the Board of Directors has not reasonably determined that such Major Investor is a Restricted Entity), at such Major Investor’s expense, to visit and inspect the properties of the Company Group; examine the books of account and records of the Company Group; and discuss the affairs, finances, and accounts of the Company Group with its officers, during normal business hours of the Company as may be reasonably requested by the Major Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel. The Company acknowledges and agrees that with respect to (a) Amazon, the Amazon MNDA is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence, (b) Ford, the Ford MNDA is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence, and (c) Cox, the Cox MNDA is a confidentiality agreement acceptable to the Company for purposes of the preceding sentence.

3.3 Termination of Information Rights.

The covenants set forth in Subsection 3.1 and Subsection 3.2 shall terminate and be of no further force or effect (a) immediately before the consummation of the IPO, (b) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (c) upon the closing of a Deemed Liquidation Event, whichever event occurs first; provided, however, that if proceeds received by the stockholders of the Company pursuant to a transaction described in clause (c) consist in whole or in part of securities of an entity that is not subject to the periodic reporting requirements of the Securities and Exchange Act of 1934, as amended, then the Company covenants to use commercially reasonable efforts to obtain the agreement of such entity (or its ultimate parent, if there is one) that the Major Investors, the T. Rowe Price Investors, the Fidelity Investors and the Capital Group Investors may exercise their respective rights described in this Section 3 with respect to such entity (or ultimate parent, if applicable).

3.4 Confidentiality.

Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement or any other confidential information received by a Stockholder in the stockholder’s capacity as a stockholder of the Company (including through a member of the Board of Directors or an observer thereto) (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.4 by such Stockholder), (b) is or has been independently developed or conceived by such Stockholder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Stockholder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company, (ii) to any prospective purchaser of any Registrable Securities from such Stockholder, if such prospective purchaser agrees to be bound by the provisions of this Subsection 3.4 (but not to any Person who is a Restricted Entity), (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Stockholder in the ordinary course of business, provided that such Stockholder informs such Person that such information is confidential and that such Person is bound by a written agreement to maintain the confidentiality of such information in accordance with confidentiality obligations at least as restrictive as those set forth in this Subsection 3.4, or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that such Stockholder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, (a) this Subsection 3.4 shall not apply to Amazon so long as the Amended and Restated Mutual Nondisclosure Agreement effective as of February 15, 2019 between Amazon.com, Inc., a Delaware corporation, and the Company (the “Amazon MNDA”) is in effect, (b) this Subsection 3.4 shall not apply to Ford so long as the Mutual Nondisclosure Agreement effective as of April 18, 2019, between Ford and the Company (the “Ford MNDA”) is in effect, (c) this Subsection 3.4 shall not apply to Cox so long as the Mutual Nondisclosure Agreement effective as of April 2, 2019, between Cox Automotive, Inc., a Delaware corporation, and the Company (the “Cox MNDA”) is in effect, and (d) each T. Rowe Price Investor, Capital Group Investor, Fidelity Investor, PIMCO Investor and D1 Capital, as the case may be, may (i) identify its investment in the Company and the value, respectively, of such T. Rowe Price Investor’s, Capital Group Investor’s, Fidelity Investor’s, PIMCO Investor’s or D1 Capital’s security holdings in accordance with applicable investment reporting and disclosure regulations without prior notice to or consent from the Company and (ii) respond to examinations, demands, requests or reporting requirements of a regulatory authority having jurisdiction over such T. Rowe Price Investor, Capital Group Investor, Fidelity Investor, PIMCO Investor or D1 Capital, as the case may be; provided that, to the extent not prohibited by applicable law, prior to providing any confidential information of the Company to such regulatory authority, such T. Rowe Price Investor, Capital Group Investor, Fidelity Investor, PIMCO Investor or D1 Capital, as the case may be, shall promptly notify the Company of such disclosure and take reasonable steps to minimize the extent of any such required disclosure. The terms of the Amazon MNDA will govern the treatment of any confidential information obtained by Amazon or any of its Affiliates from the Company pursuant to the terms of this Agreement or any other confidential information received thereby in Amazon’s capacity as a stockholder of the Company (including through a member of the Board of Directors or an observer thereto), the terms of the Ford MNDA will govern the treatment of any confidential information obtained by Ford or any of its Affiliates from the Company pursuant to the terms of this Agreement or any other confidential information received thereby in Ford’s capacity as a stockholder of the Company (including through a member of the Board of Directors or an observer thereto), and the terms of the Cox MNDA will govern the treatment of any confidential information obtained by Cox or any of its Affiliates from the Company pursuant to the terms of this Agreement or any other confidential information received thereby in Cox’s capacity as a stockholder of the Company (including through a member of the Board of Directors). The parties hereto understand and agree if the Amazon MNDA, the Ford MNDA, or the Cox MNDA, as applicable (each, an “MNDA”), terminate in accordance with their respective terms, the term of the applicable MNDA shall be deemed to be extended and such MNDA shall remain applicable as set forth in any Investor Agreement for so long as the party to such MNDA or any of its Affiliates remains a Stockholder, and for a period of three (3) years thereafter.

3.5 Certain Limitations on Ford Information Rights.

The parties hereunder acknowledge and agree that (a) Subsections 3.1 and 3.2 and the rights, restrictions and other terms under Subsections 3.1 and 3.2 with respect solely to Ford and its Affiliates are limited, restricted and otherwise affected by the terms of the Ford Letter, and (b) in the event of any conflict between the terms of this Agreement and the Ford Letter, the terms of the Ford Letter shall control.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer.

Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Major Investor. A Major Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Major Investor (“Investor Beneficial Owners”); provided that each such Affiliate or Investor Beneficial Owner (x) is not a Restricted Entity or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, and (y) agrees to enter into this Agreement and each other Investor Agreement as an “Investor” under each such agreement (provided that, in no event will a Restricted Entity or FOIA Party be entitled to any rights as a Major Investor under Subsections 3.1 and 3.2 or this Subsection 4.1).

(a) The Company shall give notice (the “Offer Notice”) to each Major Investor, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price, terms and conditions, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within twenty (20) days after the Offer Notice is given, each Major Investor may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Preferred Stock then held by such Major Investor bears to the total number of shares of Preferred Stock (as determined on an as-converted to Common Stock basis) then outstanding (such number of shares, the “Pro Rata Amount”). At the expiration of such twenty (20) day period, the Company shall promptly notify each Major Investor that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Major Investors were entitled to subscribe but that were not subscribed for by the Major Investors which is equal to the proportion that the shares of Preferred Stock then held by such Fully Exercising Investor bears to the shares of Preferred Stock (as determined on an as-converted to Common Stock basis) then held by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms and conditions no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within sixty (60) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Major Investors in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to: (i) Exempted Securities (as defined in the Restated Certificate); (ii) shares of Common Stock issued in the IPO; or (iii) any other securities with respect to which the provisions of this Subsection 4.1 have been waived in accordance with Subsection 6.6(ii).

(e) In the event of any waiver of the right of first offer with respect to a particular transaction pursuant to Subsection 6.6, if any holder of Registrable Securities purchases New Securities in the transaction that is so waived (each such holder, the “Participating Holder”), then each Major Investor that did not consent to such waiver shall be entitled to purchase up to either (x) its full Pro Rata Amount of the offered New Securities (determined in accordance with this Section 4) or (y) in the event that the Major Investors that consented to such waiver are only permitted to purchase a lower percentage of their respective full Pro Rata Amounts (for each consenting Major Investor, its “Participation Percentage”), the percentage of such non-consenting Major Investor’s Pro Rata Amount that is equal to the highest Participation Percentage among the consenting Major Investors.

4.2 Termination.

The covenants set forth in Subsection 4.1 shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon the closing of a Deemed Liquidation Event, whichever event occurs first.

5. Additional Covenants.

5.1 Insurance.

The Company shall maintain its current Directors and Officers liability insurance and shall not terminate such coverage unless it is immediately replaced (without lapse in coverage term) with coverage in an amount to be not less than five million dollars ($5,000,000), and on terms and conditions satisfactory to the Board of Directors (including with the affirmative vote or written consent of the Series A Director, the Series B Director and the Series C Director), and will use commercially reasonable efforts to cause such insurance coverage to be maintained until such time as the Board of Directors (including with the affirmative vote or written consent of the Series A Director, the Series B Director and the Series C Director) determines that such insurance should be discontinued.

5.2 Employee Agreements.

The Company will cause each Person now or hereafter employed by it or by any other member of the Company Group (or engaged by the Company or other member of the Company Group as a consultant/independent contractor) with access to confidential information and/or trade secrets to enter into a customary nondisclosure and proprietary rights assignment agreement providing that (i) he or she will maintain all proprietary information of the Company Group in confidence, and (ii) he or she will assign all inventions created by him or her as an employee or consultant during his or her employment or service to the Company Group. The Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the above-referenced agreements without the consent of the Board of Directors.

5.3 Employee Stock.

Unless otherwise approved by the Board of Directors, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of shares over a four (4) year period in equal annual installments, and (ii) a market stand-off provision substantially similar to that in Subsection 2.11. Without the prior approval by the Board of Directors, the Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any stock purchase, stock restriction or option agreement with any existing employee or service provider if such amendment would cause it to be inconsistent with this Subsection 5.3. In addition, unless otherwise approved by the Board of Directors, the Company shall retain (and not waive) a “right of first refusal” on employee transfers until the Company’s IPO and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Board Matters.

(a) Unless otherwise determined by the vote of a majority of the Company’s directors then in office, the Board of Directors shall meet at least quarterly in accordance with an agreed-upon schedule.

(b) For so long as Amazon holds the right to designate the Series A Director pursuant to the terms of the Restated Certificate and Investor Agreements, the Series A Director will be invited to serve on each committee of the Board of Directors that may be formed from time to time.

(c) The T. Rowe Price Investors shall have the right, but not the obligation, to collectively appoint one (1) observer to the Board of Directors (the “T. Rowe Price Observer”), subject to the provisions of this Subsection 5.4(c).

(i) The T. Rowe Price Observer shall have the right to participate in any discussions taking place at a meeting of the Board of Directors but shall not have any rights to participate in the vote of the Board of Directors.

(ii) The Company shall send to the T. Rowe Price Observer notice of the time and place of each meeting of the Board of Directors in the same manner and at the same time as it shall send such notice to the directors of the Company (which notice may be via email communication). The Company shall also provide to the T. Rowe Price Observer (or to T. Rowe Price if no T. Rowe Price Observer is then appointed, so long as the T. Rowe Price Entities retain the right to appoint the T. Rowe Price Observer pursuant to Subsection 5.4(c)(vi) at such time) copies of all notices, board materials, reports, minutes and consents (all of the foregoing collectively, the “Board Materials”) at the time and in the manner as they are provided to the Board of Directors; provided that the T. Rowe Price Investors shall ensure that the T. Rowe Price Observer keeps the Board Materials and all of the other information or materials received in the T. Rowe Price Observer’s capacity as such in strict confidence in accordance with Subsection 3.4; provided that, notwithstanding the proviso at the end of the first sentence of Subsection 3.4, the T. Rowe Price Observer and T. Rowe Price may only (A) share the Board Materials and such other information or materials with only those employees of T. Rowe Price or any T. Rowe Price Investor that are closely involved in managing the T. Rowe Price Investors’ investment in the Company and/or (B) disclose the Board Materials and such other information or materials as may otherwise be required by law, regulation, rule, court order or subpoena, provided that T. Rowe Price promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. The T. Rowe Price Investors shall be responsible for their failure to ensure that the T. Rowe Price Observer complies with the foregoing and, in case of the failure of the T. Rowe Price Observer to comply with the foregoing which results in material consequences to the Company (as determined by the Company in good faith and of which determination the Company shall notify T. Rowe Price) the T. Rowe Price Investors shall no longer have the right to appoint the T. Rowe Price Observer and the then-serving T. Rowe Price Observer shall immediately be removed from his or her position as an observer to the Board of Directors.

(iii) The T. Rowe Price Observer shall be entitled to be present and participate in person or via telephone or video conference, as an observer at any meeting of the Board of Directors; provided that the T. Rowe Price Observer shall not be under an obligation to the Company to attend or participate in any such meeting. Notwithstanding the foregoing, the T. Rowe Price Observer shall not be entitled to receive any information or materials or to be present at a meeting of the Board of Directors (or, if applicable, a portion of the meeting of the Board of Directors) where such information or materials are discussed if the Company determines in good faith, in its sole discretion, that (A) such information or materials constitute a trade secret, (B) the disclosure of such information or materials (1) could result in a violation of any applicable law, (2) could result in a conflict with a confidentiality obligation of the Company or any of its Affiliates, or (3) could adversely affect the attorney-client privilege between the Company and its counsel in the good faith determination of counsel to the Company, which may be provided orally or in writing by in-house or outside counsel.

(iv) The T. Rowe Price Investors may remove or replace the individual serving as the T. Rowe Price Observer at any time.

(v) The individual appointed as the T. Rowe Price Observer shall not upon his or her appointment be a director, alternate director, manager, officer or employee of, serve as a consultant to, or be otherwise Affiliated with, a Restricted Entity. If during his or her service as the T. Rowe Price Observer the applicable individual forms a relationship described in the preceding sentence with a Restricted Entity, T. Rowe Price shall (or shall ensure that such individual shall) promptly (but not later than three (3) business days following the formation of such relationship) notify the Company thereof. Effective upon the receipt of such notice by the Company such individual shall be deemed removed from his or her position as the T. Rowe Price Observer (with the T. Rowe Price Investors having the ability to appoint another individual as the T. Rowe Price Observer). The T. Rowe Price Investors shall be responsible for any breach of the requirements set forth in this Subsection 5.4(c)(v) and, in case of any breach of such requirements the T. Rowe Price Investors shall no longer have the right to appoint the T. Rowe Price Observer and the then-serving T. Rowe Price Observer shall immediately be removed from his or her position as an observer to the Board of Directors.

(vi) The T. Rowe Price Investors shall retain the right to appoint (and remove and replace) the T. Rowe Price Observer only for so long as the T. Rowe Price Investors (and the Affiliates of one or more T. Rowe Price Investors) in the aggregate continue to own beneficially at least 34,903,203 shares of Preferred Stock (including shares of Common Stock issued or issuable upon conversion of the Preferred Stock), which number is subject to appropriate adjustment for any stock splits, stock dividends, recapitalizations and the like.

(vii) The T. Rowe Price Board Observer as of the date hereof is Joseph Fath.

5.5 Successor Indemnification.

If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, the Restated Certificate, or elsewhere, as the case may be.

5.6 Indemnification Matters.

The Company hereby acknowledges that one or more members of its Board of Directors may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their respective Affiliates (collectively, the “Investor Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to each of the directors are primary and any obligation of the Investor Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by a director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by any director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any director to the extent legally permitted and as required by the Restated Certificate or the Company’s Bylaws (or any agreement between the Company and such director), without regard to any rights such director may have against the Investor Indemnitors, and, (c) that it irrevocably waives, relinquishes and releases the Investor Indemnitors from any and all claims against the Investor Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Investor Indemnitors on behalf of any director with respect to any claim for which such director has sought indemnification from the Company shall affect the foregoing and the Investor Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such director against the Company. The directors and the Investor Indemnitors are intended third-party beneficiaries of this Subsection 5.6 and each of them shall have the right, power and authority to enforce the provisions of this Subsection 5.6 as though they were a party to this Agreement.

5.7 Compliance.

(a) The Company covenants that it shall not promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, any third party, including any Foreign Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act (if applicable), or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries to) cease all of its or their respective activities, if any, as well as remediate any actions taken by the Company, its subsidiaries, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further covenants that it shall (and shall cause each of its subsidiaries to) maintain systems of internal controls (including accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning its compliance with applicable anti-corruption laws. The Company shall promptly notify each Major Investor if the Company becomes aware of any government investigation or enforcement action related to the FCPA. The Company shall, and shall cause each other member of the Company Group to, comply with the FCPA.

(b) The Company shall, and shall cause the other members of the Company Group to, conduct its operations in compliance in all material respects with all applicable anti-money laundering laws and regulations and shall maintain books, records and reports as required by such laws and regulations.

(c) The Company shall, and shall cause the other members of the Company Group to, not directly or indirectly export, re-export, transmit, or cause to be exported, re-exported or transmitted, any commodities, software or technology to, or originating from, any country, individual, corporation, organization, or entity to which such export, re-export, or transmission is restricted or prohibited, including any country (including but not limited to Iran, North Korea, Cuba, Syria, Sudan, and the Crimea region of Ukraine, in each case as applicable), individual, corporation, organization, or entity under sanctions or embargoes administered by the United Nations, United States Departments of State, Treasury or Commerce, the European Union, or any other applicable government authority.

(d) The Company has adopted, and shall maintain in effect, a program to come into compliance and be and continue to be in material compliance with all applicable laws related to privacy and the protection of personal data (including, without limitation, the General Data Protection Regulation (the “GDPR”)). The Company shall present to the Board of Directors a report on privacy and personal data compliance at least annually.

5.8 Harassment Policy.

The Company shall maintain in effect (i) a Code of Conduct governing appropriate workplace behavior and (ii) an Anti-Harassment and Discrimination Policy prohibiting discrimination and harassment at the Company. Material amendments to such policy shall be reviewed and approved by the Board of Directors.

5.9 Availability Period/Warrants.

The Company shall not, without obtaining the written consent of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, (a) amend that certain Term Facility Agreement by and among the Company, Rivian Automotive, LLC, Rivian IP Holdings, LLC and Standard Chartered Bank, dated as of April 29, 2018, as amended (the “SCB Debt Facility”) to extend the “Repayment Schedule” (as defined therein) beyond the latest Repayment Date (as defined therein) set forth on the Repayment Schedule (i.e., “First Utilisation Date + 48 Months”), (b) make an “Extension Request” or take any other action to extend the Termination Date thereof beyond 48 months from the first “Utilisation Date” thereunder, (c) incur additional indebtedness under the SCB Debt Facility, or (d) take any other action that would result in the issuance of additional “Series B Warrants” pursuant to that certain Warrant Issuance Agreement by and between the Company and Abdul Latif Jameel International Company Limited dated as of April 29, 2018, as amended (the “Warrant Issuance Agreement”), other than in respect of those Series B Warrants that would be issued pursuant thereto with respect to the period from April 29, 2018 through the “Termination Date” thereunder.

5.10 Termination of Covenants.

The covenants set forth in this Section 5, except for Subsections 5.5 and 5.6, shall terminate and be of no further force or effect (i) immediately before the consummation of the IPO, (ii) when the Company first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act, or (iii) upon a Deemed Liquidation Event, whichever event occurs first.

6. Miscellaneous.

6.1 Successors and Assigns.

Subject to the restrictions on transfer (which shall also apply to assignment of rights under this Agreement) otherwise set forth in this Agreement, the rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that: (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least nine million five hundred thousand (9,500,000) shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Registrable Securities held by such Holder; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11 and Subsection 2.12(d). For the purposes of determining the number of shares of Registrable Securities held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall, as a condition to the applicable transfer, establish a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law.

This Agreement shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

6.3 Counterparts.

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Interpretation; Certain Definitions.

When a reference is made in this Agreement to an Article, Section, Subsection or Schedule, such reference shall be to an Article, Section or Subsection of, or a Schedule to, this Agreement, unless otherwise indicated. The Schedules attached hereto form a part of this Agreement and are incorporated herein by reference for all purposes. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any statute defined or referred to herein or in any agreement or instrument that is referred to herein means such statute as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor statutes. References to a Person or a party hereto are also to its successors and permitted assigns. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

6.5 Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; or (iii) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications to Amazon shall be sent to Amazon by electronic mail to [xxx], and the subject line of the email shall contain the full legal name of the Company. All communications to parties other than Amazon or the Company shall be sent to the respective parties at the applicable email address or address as set forth on Schedule A or Schedule B (as applicable) hereto, or to such email address or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, it shall be sent to Rivian Automotive, Inc., [xxx], and a copy (which shall not constitute notice) shall also be sent to Latham & Watkins LLP, [xxx]; and if notice is given to an Investor or a Key Holder, a copy (which shall not constitute notice) shall also be given to counsel for such Investor or Key Holder at such email address or address as is set forth on Schedule A or Schedule B, respectively, attached hereto, as the same may be subsequently modified by written notice in accordance with this Subsection 6.5.

(b) Consent to Electronic Notice. Each Stockholder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) (i) in the case of any Stockholder other than Amazon, at the electronic mail address set forth below such Stockholder’s name on the applicable Schedule hereto, as updated from time to time by notice to the Company, or as on the books of the Company, and (ii) in the case of Amazon, as set forth in Subsection 6.5(a). Each Stockholder agrees to promptly notify the Company of any change in such Stockholder’s electronic mail address, and that failure to do so shall not affect the foregoing.

6.6 Amendments and Waivers.

Any term of this Agreement may be amended, modified or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Registrable Securities then outstanding; provided that

(i) the Company may in its sole discretion waive compliance with Subsection 2.12(c);

(ii) Subsection 4 (and all subsections thereof) and this clause (ii) shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the additional prior affirmative vote or written consent of the Major Investors holding a majority of the then-outstanding shares of Preferred Stock held by the Major Investors (which vote or consent shall be as a single class on an as-converted to Common Stock basis);

(iii) the proviso in Subsection 1.41 (with respect to Amazon and its Affiliates), clause (i) of the second sentence of Subsection 2.12(d), clause (i) of the parenthetical in the first clause of Subsection 3.1(g) (regarding information needed by Amazon and its Affiliates to file their tax returns) and the last sentence of Subsection 3.1(g) (with respect to the Amazon MNDA), the last sentence of Subsection

3.2 (with respect to the Amazon MNDA), the last three sentences of Subsection 3.4 (with respect to the Amazon MNDA), Subsection 5.4(b), Subsection 5.9 and this clause (iii) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the prior written consent of Amazon;

(iv) the proviso in Subsection 1.41 (with respect to Ford and its Affiliates), clause (ii) of the second sentence of Subsection 2.12(d), the last sentence of Subsection 3.1(g) (with respect to the Ford MNDA), the last sentence of Subsection 3.2 (with respect to the Ford MNDA), the last three sentences of Subsection 3.4 (with respect to the Ford MNDA), Subsection 3.5, and this clause (iv) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the prior written consent of Ford;

(v) the proviso in Subsection 1.41 (with respect to Cox and its Affiliates), clause (iii) of the second sentence of Subsection 2.12(d), the last sentence of Subsection 3.1(g) (with respect to the Cox MNDA), the last sentence of Subsection 3.2 (with respect to the Cox MNDA), the last three sentences of Subsection 3.4 (with respect to the Cox MNDA), and this clause (v) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the prior written consent of Cox;

(vi) the proviso in Subsection 1.41 (with respect to the T. Rowe Price Investors), Subsection 2.5(b) (with respect to the T. Rowe Price Investors), Subsection 2.11, clause (iv) of the second sentence of Subsection 2.12(d), Subsection 3.1(a), Subsection 3.1(b), Subsection 3.1(g)(ii), Subsection 3.1(h), the proviso at the end of Subsection 3.3 (with respect to the T. Rowe Price Investors), clause (d) of the second sentence of Subsection 3.4 (with respect to the T. Rowe Price Investors), Subsection 5.4(c), and this clause (vi) of this Subsection 6.6, shall not be amended or modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), in each case in a manner that is adverse to any T. Rowe Price Investor, without the prior written consent of the T. Rowe Price Investors holding at least a majority of the outstanding shares of Preferred Stock held by the T. Rowe Price Investors;

(vii) the proviso in Subsection 1.41 (with respect to the Fidelity Investors), Subsection 2.5(b) (with respect to the Fidelity Investors), clause (vi) of the second sentence of Subsection 2.12(d), Subsection 3.1(g)(iii), Subsection 3.1(j), the proviso at the end of Subsection 3.3 (with respect to the Fidelity Investors), clause (d) of the second sentence of Subsection 3.4 (with respect to the Fidelity Investors), and this clause (vii) of this Subsection 6.6, shall not be amended or modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), in each case in a manner that is adverse to any Fidelity Investor, without the prior written consent of the Fidelity Investors holding at least a majority of the outstanding shares of Preferred Stock held by the Fidelity Investors;

(viii) the proviso in Subsection 1.41 (with respect to Coatue) and this clause (viii) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the prior written consent of Coatue;

(ix) the proviso in Subsection 1.41 (with respect to the PIMCO Investors), clause (viii) of the second sentence of Subsection 2.12(d), Subsection 3.1(k), clause (d) of the second sentence of Subsection 3.4 (with respect to the PIMCO Investors), and this clause (ix) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), without the prior written consent of the PIMCO Investors holding at least a majority of the outstanding shares of Preferred Stock held by the PIMCO Investors;

(x) the proviso in Subsection 1.41 (with respect to the Capital Group Investors), Subsection 2.5(b) (with respect to the Capital Group Investors), clause (v) of the second sentence of Subsection 2.12(d), Subsection 3.1(i), the proviso at the end of Subsection 3.3 (with respect to the Capital Group Investors), clause (d) of the second sentence of Subsection 3.4 (with respect to the Capital Group Investors), and this clause (x) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), in each case in a manner that is adverse to any Capital Group Investor, without the prior written consent of the Capital Group Investors holding at least a majority of the outstanding shares of Preferred Stock held by the Capital Group Investors;

(xi) the proviso in Subsection 1.41 (with respect to the Soros Investors), clause (vii) of the second sentence of Subsection 2.12(d) and this clause (xi) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), in each case in a manner that is adverse to any Soros Investor, without the prior written consent of the Soros Investors holding at least a majority of the outstanding shares of Preferred Stock held by the Soros Investors;

(xii) the proviso in Subsection 1.41 (with respect to D1 Capital), clause (ix) of the second sentence of Subsection 2.12(d), clause (d) of the second sentence of Subsection 3.4 (with respect to D1 Capital), and this clause (xii) of this Subsection 6.6 shall not be amended, modified, or terminated and the terms thereof shall not be waived (either generally or in a particular instance, and either retroactively or prospectively), in each case in a manner that is adverse to D1 Capital, without the prior written consent of D1 Capital.

(xiii) any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party; and

(xiv) no amendment, modification waiver or termination of Subsection 3.1 or Subsection 3.2 or this clause (xiii) of this Subsection 6.6 shall be effective with respect to Amazon without the prior written consent of Amazon.

Notwithstanding the foregoing, (a) this Agreement may not be amended, modified or terminated and the observance of any term hereof may not be waived with respect to any Stockholder without the written consent of such Stockholder if such amendment, modification, termination or waiver (based solely on a facial reading thereof) materially and adversely affects the obligations or rights of such Stockholder in a manner different and disproportionate from those of the other Stockholders, and (b) Subsections 3.1 and 3.2 and any other section of this Agreement applicable to the Major Investors (including this sentence of this Subsection 6.6) may not be amended, modified, terminated or waived without the written consent of the holders of at least a majority of the Registrable Securities then outstanding and held by the Major Investors.

Further, this Agreement may not be amended, modified or terminated, and no provision hereof may be waived, in each case, if such amendment, modification, termination or waiver (based solely on a facial reading thereof) materially and adversely affects the obligations or rights of the Key Holders in a manner different and disproportionate from those of the Investors, without also the written consent of the holders of at least a majority of the Registrable Securities held by the Key Holders. Notwithstanding the foregoing, each of Schedule A and Schedule B hereto may be amended by the Company from time to time, without the consent of any Investor or Key Holder, in order to reflect changes in the Investor or Key Holder information set forth thereon (including adding or removing Investors or Key Holders) occurring due to (A) permitted transfers or permitted assignments made in compliance with this Agreement, (B) changes in the name or notice information of an Investor or Key Holder of which the Company has been notified in writing by such Investor or Key Holder, and (C) the addition of Investors who become parties to this Agreement in accordance with Subsection 4.1 or Subsection 6.9. The Company shall give prompt notice of any amendment, modification or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, modification, termination, or waiver. Any amendment, modification, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability.

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

6.8 Aggregation of Stock.

All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliates may apportion such rights as among themselves in any manner they deem appropriate. Notwithstanding the foregoing or any other provisions of this Agreement, (a) if an Investor that was a T. Rowe Price Investor at the time of its investment in the Company is no longer an advisory or subadvisory client of T. Rowe Price or of an Affiliate of T. Rowe Price, such Investor shall no longer be considered a T. Rowe Price Investor or an Affiliate of the other T. Rowe Price Investors for the purpose of determining the availability of any rights under this Agreement, and shall no longer have any rights under this Agreement which are specific to the T. Rowe Price Investors and (b) if an Investor that was a BlackRock Investor at the time of its investment in the Company is no longer managed by BlackRock Investment Management, LLC or by an Affiliate of BlackRock Investment Management, LLC, such Investor shall no longer be considered a BlackRock Investor or an Affiliate of any other BlackRock Investor for the purpose of determining the availability of any rights under this Agreement, and shall no longer have any rights under this Agreement which are specific to BlackRock Investors.

6.9 Additional Investors.

Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock after the date hereof, any purchaser of such shares of Preferred Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

6.10 Entire Agreement.

This Agreement (including the Schedules hereto), any other Investor Agreements to which a Stockholder is a party (solely with respect to such Stockholder), the Amazon MNDA (solely with respect to Amazon), the Ford MNDA (solely with respect to Ford), the Ford Letter (solely with respect to Ford), the Cox MNDA (solely with respect to Cox), the Series A Purchase Agreement (solely with respect to each Stockholder that is a party thereto), the Series B Purchase Agreement (solely with respect to Ford), the Series C Purchase Agreement (solely with respect to Cox), the Series D Purchase Agreement (solely with respect to each Investor party thereto), the Series E Purchase Agreement (solely with respect to each Investor party thereto), the Series F Purchase Agreement (solely with respect to each Investor party thereto) and the Restated Certificate, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled. The Existing Investors and Key Holders expressly acknowledge and agree that (a) they collectively hold at least a majority of the Registrable Securities of the Company as of the date hereof immediately prior to the Closing (as defined in the Series F Purchase Agreement), (b) the Existing Investors and Key Holders executing this Agreement on the date hereof constitute the requisite Existing Investors and Key Holders necessary to amend and restate the Prior Agreement in its entirety in accordance with its terms and (c) this Agreement supersedes and replaces in its entirety the Prior Agreement and no party thereto has any further rights or obligations under the Prior Agreement.

6.11 Dispute Resolution.

(a) The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction and venue of the state and federal courts located in Wilmington, Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state and federal courts located in Wilmington, Delaware, and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(b) WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PURCHASE AGREEMENT(S) TO WHICH SUCH PARTY IS A PARTY, ANY OTHER TRANSACTION AGREEMENT(S) (AS DEFINED IN THE APPLICABLE PURCHASE AGREEMENT) TO WHICH SUCH PARTY IS A PARTY, ANY INVESTOR AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(c) Each party will bear its own costs in respect of any disputes arising under this Agreement.

(d) Each of the parties hereto agrees that irreparable damage will occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that in addition to any other remedy available at law or in equity, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in a state or federal court located in Wilmington, Delaware, upon a showing of evidence of a breach or threatened breach of the terms of this Agreement sufficient to the applicable court to support the granting of such remedy.

6.12 Delays or Omissions.

No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Name:	Robert J. Scaringe
Title:	Chief Executive Officer

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By:	/s/ Peter Krawiec
Name:	Peter Krawiec
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BARON OPPORTUNITY FUND

By:	/s/ Patrick Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

BARON GLOBAL ADVANTAGE FUND

By:	/s/ Patrick Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

CASTLE ADVISERS, L.P.

By:	/s/ Patrick Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

BAMCO, INC.

By:	/s/ Patrick Patalino
Name:	Patrick M. Patalino
Title:	General Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BARON FIFTH AVENUE GROWTH FUND

By:	/s/ Patrick Patalino
Name:	Patrick Patalino
Title:	General Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK PRIVATE
OPPORTUNITIES FUND III, L.P.
By: BlackRock Investment Management, LLC, its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

POF III CAYMAN MASTER FUND, L.P.
By: BlackRock Investment Management, LLC, its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

POF III SCOTTISH MASTER, L.P.
By: BlackRock Investment Management, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK PRIVATE
OPPORTUNITIES FUND IV, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK PRIVATE
OPPORTUNITIES FUND IV MASTER SCSP
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BR POF IV CAYMAN MASTER FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BEL45 PRIVATE OPPORTUNITIES
FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

NDSIB PRIVATE OPPORTUNITIES
FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

TANGO CAPITAL OPPORTUNITIES
FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

HIGH ROCK DIRECT FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

NHRS PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

LINCOLN PENSION PRIVATE EQUITY BR, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK INVERWOOD PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK GSA PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

1885 PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK MD PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SULLIVAN WAY PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

TOTAL ALTERNATIVES FUND - PRIVATE EQUITY LP
By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

TOTAL ALTERNATIVES FUND - PRIVATE EQUITY (B) LP
By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

MUTUAL OF OMAHA OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

MOUNTAIN RESEARCH FUND - PRIVATE EQUITY LP
By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

SONJ PRIVATE OPPORTUNITIES FUND II, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RED RIVER DIRECT INVESTMENT FUND III, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BR/ERB CO-INVESTMENT FUND II, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

OV PRIVATE OPPORTUNITIES, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

HEATHROW FOREST OPPORTUNITIES, FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PRIVATE EQUITY OPPORTUNITIES HOLDINGS SCSP
By: BlackRock Investment Management, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

NMERB SIERRA BLANCA FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK HAJAR FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BLACKROCK MSV PRIVATE OPPORTUNITIES FUND, L.P.
By: BlackRock Capital Investment Advisors, LLC
its investment manager

By:	/s/ Julia Wittlin
Name:	Julia Wittlin
Title:	Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BSOF PARALLEL MASTER FUND L.P.
By: BLACKSTONE STRATEGIC OPPORTUNITY ASSOCIATES L.L.C.,
its general partner

By:	/s/ Peter Koffler
Name:	Peter Koffler
Title:	Authorized Person

BLACKSTONE GLOBAL MASTER FUND ICAV, acting solely on behaf of its sub-fund BLACKSTONE AQUA MASTER SUB-FUND By: BLACKSTONE ALTERNATIVE SOLUTIONS L.L.C., its investment manager

By:	/s/ Peter Koffler
Name:	Peter Koffler
Title:	Authorized Person

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CAPITAL GROUP NEW ECONOMY TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group New Economy Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Senior Vice President and Senior Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CAPITAL GROUP GROWTH FUND OF AMERICA TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group Growth Fund of America Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Senior Vice President and Senior Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THE GROWTH FUND OF AMERICA
By: Capital Research and Management Company, for and on behalf of Capital Group Growth Fund of America Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Senior Vice President and Senior Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

THE NEW ECONOMY FUND
By: Capital Research and Management Company, for and on behalf of The New Economy Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Senior Vice President and Senior Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

COATUE CT 82 LLC
By: Capital Research and Management Company, for and on behalf of The New Economy Fund

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

COATUE SMART TRANSPORTATION FUND I LP
By: Coatue Smart Transportation GP I LLC,
its General Partner

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

INVESTOR:
COATUE CT 93 LLC
By: Coatue Smart Transportation GP I LLC,
its General Partner

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

COATUE GROWTH FUND IV LP
By: Coatue Growth Fund IV GP LLC,
its General Partner

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

D1 MASTER HOLDCO I LLC
By: D1 Capital Partners Master LP,
Its: Managing Member
By D1 Capital Partners GP Sub LLC,
Its: General Partner

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder & CIO

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RIDESHARE DF HOLDINGS, LP

By:	/s/ Pat Robertson
Name:	Pat Robertson
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET
TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET
TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GROWTH COMPANY
COMMINGLED POOL
By Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY MT. VERNON STREET
TRUST: FIDELITY GROWTH COMPANY
K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY BLUE CHIP GROWTH
COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FI FIDELITY BLUE CHIP GROWTH
INSTITUTIONAL TRUST
By: Its manager, Fidelity Investment Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Institutional Asset Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

VARIABLE INSURANCE PRODUCTS
FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY INVESTMENT TRUST:
FIDELITY DIVERSIFIED
INTERNATIONAL FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY DIVERSIFIED
INTERNATIONAL COMMINGLED POOL
By: Fidelity Management Trust Company,
as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY INVESTMENT TRUST:
FIDELITY DIVERSIFIED
INTERNATIONAL K6 FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CANADIAN GROWTH
COMPANY FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY SPECIAL SITUATIONS FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY U.S. GROWTH
OPPORTUNITIES INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY NORTHSTAR FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND
COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND K6

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN VENTURES INVESTMENTS, L.P.
- FVP SERIES 5
By: Franklin Venture Partners, LLC—FVP
Series 5, its General Partner
By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	CIO

FRANKLIN BLACKHORSE, L.P.
By: Franklin Venture Partners, LLC—Blackhorse Series, its General Partner By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	CIO

FRANKLIN BLACKHORSE, L.P.

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	SVP Chief Risk & Transformation Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN VENTURES INVESTMENTS, L.P.
- FVP SERIES 2

By: Franklin Venture Partners, LLC—FVP Series 2, its General Partner By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

NL RIVIAN II, LLC

By:	/s/ Joseph Weilgus
Name:	Joseph Weilgus
Title:	Managing Member of NL Rivian II Manager, LLC, its Manager

NL RIVIAN SPV, LLC

By:	/s/ Joseph Weilgus
Name:	Joseph Weilgus
Title:	Managing Member of NL Rivian II Manager, LLC, its Manager

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

RHINO (F) INVESTMENT HOLDINGS LLC
By: Rhino (F) Investment Manager LLC, its
Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

RHINO (F) INVESTMENT HOLDINGS-K LLC
By: Rhino (F) Investment Manager LLC, its
Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

RHINO (E) INVESTMENT HOLDINGS LLC

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDERS:

RHINO INVESTMENT HOLDINGS LLC

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

RHINO INVESTMENT HOLDINGS-A LLC

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE LARGE-CAP GROWTH FUND PRINCIPAL FUNDS, INC.—LARGECAP GROWTH FUND I

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.—LARGECAP GROWTH ACCOUNT I TRUSTEES OF THE OHIO OPERATING ENGINEERS PENSION FUND

CONSOLIDATED FUND OF THE R.W. GRAND LODGE OF F. AND AM. OF PENNSYLVANIA XEROX CORPORATION RETIREMENT &

SAVINGS PLAN TRUST

NEXTERA ENERGY INC. EMPLOYEE

PENSION PLAN

NEXTERA ENERGY, INC. EMPLOYEE

RETIREMENT SAVINGS PLAN

USG CORPORATION RETIREMENT PLAN

TRUST

T. ROWE PRICE U.S. EQUITIES TRUST

MARRIOTT INTERNATIONAL, INC. POOLED INVESTMENT TRUST FOR PARTICIPANT DIRECTED ACCOUNTS

TUCSON SUPPLEMENTAL RETIREMENT

SYSTEM

DELTA AIR LINES, INC. DEFINED

CONTRIBUTION PLANS MASTER TRUST

MASTER TRUST FOR CERTAIN TAX

QUALIFIED BECHTEL RETIREMENT PLANS CITY OF WARWICK PENSION PLANS THE MASTER TRUST ADOPTED BY THE HOME DEPOT FUTUREBUILDER AND

CITY OF TALLAHASSEE PENSION FUND

LETTIE PATE EVANS FOUNDATION, INC.

JOSEPH B. WHITEHEAD FOUNDATION

ROBERT W. WOODRUFF FOUNDATION, INC. ROBERT W. WOODRUFF HEALTH SCIENCES CENTER FUND, INC.

OHIO PUBLIC EMPLOYEES DEFERRED

COMPENSATION PROGRAM

PRUDENTIAL RETIREMENT INSURANCE

AND ANNUITY COMPANY

TOYOTA MOTOR NORTH AMERICA, INC.

RETIREMENT SAVINGS PLAN

UNION BANK & TRUST COMPANY

LETTIE PATE WHITEHEAD FOUNDATION,

INC.

THE COMMUNITY FOUNDATION FOR

GREATER ATLANTA, INC.

LEONARDO DRS, INC. 401(K) PLAN

THE PROFIT SHARING PLAN OF QUEST

DIAGNOSTICS INCORPORATED

AMERICAN AIRLINES, INC. 401(K) PLAN AND THE AMERICAN AIRLINES, INC. 401(K) PLAN FOR PILOTS

FRESNO COUNTY EMPLOYEES

RETIREMENT ASSOCIATION

THE HOME DEPOT FUTUREBUILDER FOR PUERTO RICO PLANS

T. ROWE PRICE LARGE-CAP GROWTH

TRUST

RR DONNELLEY SAVINGS PLAN TRUST

BANK OF THE WEST 401(K) PLAN

CROWN CORK & SEAL COMPANY, INC.

MASTER TRUST

T. ROWE PRICE LARGE-CAP GROWTH

TRUST I

Each account, severally not jointly

By: T. Rowe Price Associates, Inc.,

Investment Adviser or Subadviser, as

applicable

By: /s/ Andrew Baek

Name: Andrew Baek

Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GROWTH STOCK FUND,
INC.
SEASONS SERIES TRUST—SA T. ROWE
PRICE GROWTH STOCK PORTFOLIO

VOYA PARTNERS, INC.—VY T. ROWEPRICE GROWTH EQUITY PORTFOLIO

BRIGHTHOUSE FUNDS TRUST II—T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO LINCOLN VARIABLE INSURANCE PRODUCTS TRUST—LVIP T. ROWE PRICE GROWTH STOCK FUND

PENN SERIES FUNDS, INC.—LARGE
GROWTH STOCK FUND
T. ROWE PRICE GROWTH STOCK TRUST
SONY MASTER TRUST
PRUDENTIAL RETIREMENT INSURANCE
AND ANNUITY COMPANY
AON SAVINGS PLAN TRUST
CALERES, INC. RETIREMENT PLAN
COLGATE PALMOLIVE EMPLOYEES
SAVINGS AND INVESTMENT PLAN TRUST
BRINKER CAPITAL DESTINATIONS TRUST—DESTINATIONS LARGE CAP EQUITY FUND ALIGHT SOLUTIONS LLC 401K PLAN TRUST MASSMUTUAL SELECT FUNDS -
MASSMUTUAL SELECT T. ROWE PRICE
LARGE CAP BLEND FUND
LEGACY HEALTH EMPLOYEES’
RETIREMENT PLAN
LEGACY HEALTH
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND
T. ROWE PRICE SPECTRUM
CONSERVATIVE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE
ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE
GROWTH ALLOCATION FUND
T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO
U.S. SMALL-CAP STOCKTRUST
VALIC COMPANY I—SMALL CAP FUND
TD MUTUAL FUNDS—TD U.S. SMALL-CAP
EQUITY FUND
T. ROWE PRICE U.S. SMALL-CAP CORE
EQUITY TRUST
MINNESOTA LIFE INSURANCE
COMPANY COSTCO 401(K) RETIREMENT PLAN MASSMUTUAL SELECT FUNDS -
MASSMUTUAL SELECT T. ROWE PRICE
SMALL AND MID CAP BLEND FUND
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE INSTITUTIONAL MID-CAP
EQUITY GROWTH FUND
T. ROWE PRICE MID-CAP GROWTH
PORTFOLIO
GREAT-WEST FUNDS, INC.—GREAT-WEST T. ROWE PRICE MID CAP GROWTH FUND TD MUTUAL FUNDS—TD U.S. MID-CAP GROWTH FUND
MASSMUTUAL SELECT FUNDS -
MASSMUTUAL SELECT MID CAP GROWTH FUND
MML SERIES INVESTMENT FUND—MML
MID CAP GROWTH FUND
BRIGHTHOUSE FUNDS TRUST I—T. ROWE
PRICE MID CAP GROWTH PORTFOLIO
T. ROWE PRICE U.S. MID-CAP GROWTH
EQUITY TRUST
L’OREAL USA, INC. EMPLOYEE
RETIREMENT SAVINGS PLAN
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO
T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GLOBAL INDUSTRIALS
FUND

By: T. Rowe Price Associates, Inc., Investment
Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GLOBAL EQUITY FUND
T. ROWE PRICE GLOBAL GROWTH STOCK FUND
EQUIPSUPER PTY LTD AS TRUSTEE FOR
EQUIPSUPER SUPERANNUATION FUND
CAMPBELL PENSION PLANS MASTER
RETIREMENT TRUST
T. ROWE PRICE GLOBAL GROWTH EQUITY POOL
PUBLIC SERVICE PENSION PLAN FUND
TEACHERS’ PENSION PLAN FUND
T. ROWE PRICE GLOBAL GROWTH EQUITY TRUST
CANADA LIFE GLOBAL GROWTH EQUITY
FUND (T. ROWE PRICE)
KAISER PERMANENTE GROUP TRUST
KAISER FOUNDATION HOSPITALS
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, if applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS - TD SCIENCE &
TECHNOLOGY FUND
UNISUPER
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, if applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GLOBAL CONSUMER FUND

By: T. Rowe Price Associates, Inc., Investment
Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

MINNESOTA LIFE INSURANCE COMPANY

CHICAGO REGIONAL COUNCIL OF

CARPENTERS PENSION FUND

DANAHER CORPORATION & SUBSIDIARIES

RETIREMENT & SAVINGS PLAN AND

DANAHER CORPORATION & SUBSIDIARIES

SAVINGS PLAN MASTER TRUST

FORTIVE RETIREMENT SAVINGS PLAN AND FORTIVE UNION RETIREMENT SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND

SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND

SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND

SAVINGS PLAN MASTER TRUST

MARRIOTT INTERNATIONAL, INC. POOLED

INVESTMENT TRUST FOR PARTICIPANT

DIRECTED ACCOUNTS

MASSMUTUAL SELECT FUNDS -

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

MML SERIES INVESTMENT FUND - MML

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH TRUST

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

T. ROWE PRICE INSTITUTIONAL LARGE-CAP CORE GROWTH FUND T. ROWE PRICE SPECTRUM MODERATE GROWTH ALLOCATION FUND T. ROWE PRICE SPECTRUM CONSERVATIVE ALLOCATION FUND T. ROWE PRICE SPECTRUM MODERATE ALLOCATION FUND

T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO

TD MUTUAL FUNDS - TD U.S. BLUE CHIP EQUITY FUND

THE WILLIAMS INVESTMENT PLUS PLAN THOMSON REUTERS MASTER INVESTMENT TRUST

VALIC COMPANY I - BLUE CHIP GROWTH FUND

T. ROWE PRICE U.S. LARGE-CAP CORE GROWTH EQUITY POOL T. ROWE PRICE U.S. LARGE-CAP CORE GROWTH EQUITY NON-REG. POOL

BLUE CHIP GROWTH FUND PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY SUNAMERICA SERIES TRUST - SA T. ROWE PRICE ASSET ALLOCATION GROWTH	Each account, severally not jointly By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable By: /s/ Andrew Baek Name: Andrew Baek Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. ROWE PRICE SPECTRUM
CONSERVATIVE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE ALLOCATION FUND T. ROWE PRICE SPECTRUM MODERATE GROWTH ALLOCATION FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, if applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

THIRD POINT VENTURES LLC
as nominee for funds managed and/or advised by Third Point LLC
By: THIRD POINT LLC, its Attorney-in-Fact

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

Third Point Ventures LLC executes this signature page as nominee for funds managed and/or advised by Third Point LLC and not in its individual capacity.

THIRD POINT VENTURE FUND LP
By: THIRD POINT LLC, its Investment Manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Chief Operating Officer and General Counsel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

QUANTUM PARTNERS LP
By: QP GP LLC, its General Partner

By:	/s/ Regan O’Neill
Name: Regan O’Neill
Title: Attorney-in-Fact

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

PALINDROME MASTER FUND LP
By: Palindrome Master Fund GP LLC, its general partner

By:	/s/ Regan O’Neill
Name: Regan O’Neill
Title: Attorney-in-Fact

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

MANHEIM INVESTMENTS, INC.

By:	/s/ Luis Avila
Name: Luis Avila
Title: Assistant Secretary

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FORD MOTOR COMPANY

By:	/s/ John Lawler
Name: John Lawler
Title: CFO

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GLOBAL ORYX COMPANY LIMITED

By:	/s/ Sidhesh Kaul
Name: Sidhesh Kaul
Title: Director

KEY HOLDER:

GLOBAL ORYX COMPANY LIMITED

By:	/s/ Sidhesh Kaul
Name: Sidhesh Kaul
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Robert J. Scaringe

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

RA HOLDING COMPANY, LLC

By:	/s/ Robert J. Scaringe
Name: Robert J. Scaringe
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

OC III FIE II LP
By: OC III GP LLC, its general partner
By OC III Holding LP, its member manager
By: PIMCO GP XXX, LLC, its general partner
By: Pacific Investment Management Company LLC, its member manager

By:	/s/ Adam L. Gubner
Name: Adam L. Gubner
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PIMCO TACTICAL OPPORTUNITIES
MASTER FUND LTD.

By:	/s/ Michelle Wilson-Clarke
Name: Michelle Wilson-Clarke
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PIMCO GLOBAL CREDIT OPPORTUNITY
MASTER FUND LDC

By:	/s/ Michelle Wilson-Clarke
Name: Michelle Wilson-Clarke
Title: Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PIMCO RED STICK FUND, L.P.
BY: PIMCO GP XXVII, LLC, its general partner
By: Pacific Investment Management Company LLC, its member manager

By:	/s/ Russell D. Gannaway
Name: Russell D. Gannaway
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PIMCO ENERGY AND TACTICAL CREDIT OPPORTUNITIES FUND

By: Pacific Investment Management Company LLC, its member manager

By:	/s/ Greg Sharenow
Name: Greg Sharenow
Title: Managing Director

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Sidhesh Kaul

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Hassan Jameel

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Sanford Schwartz

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Antony Sheriff

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ John Shook

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Karen Boone

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ James Thomas

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Peter Krawiec

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ Douglas Booms

SCHEDULE A

Investors

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Amazon.com NV Investment Holdings LLC	[xxx]	[xxx]

Global Oryx Company Limited	[xxx]	[xxx]

Ford Motor Company	[xxx]	[xxx]

Manheim Investments, Inc.	[xxx]	[xxx]

BlackRock Private Opportunities Fund III, L.P.	(1)	(1)

POF III Cayman Master Fund, L.P.	Cayman Islands	(1)

POF III Scottish Master, L.P.	Scotland	(1)

BlackRock Private Opportunities Fund IV, L.P.	(1)	(1)

BlackRock Private Opportunities Fund IV Master SCSp	Luxembourg	(1)

BR POF IV Cayman Master Fund, L.P.	Cayman Islands	(1)

Bel45 Private Opportunities Fund, L.P.	(1)	(1)

NDSIB Private Opportunities Fund, L.P.	(1)	(1)

Tango Capital Opportunities Fund, L.P.	(1)	(1)

High Rock Direct Fund, L.P.	Cayman Islands	(1)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
NHRS Private Opportunities Fund, L.P.	(1)	(1)

Lincoln Pension Private Equity BR, L.P.	(1)	(1)

BlackRock Inverwood Private Opportunities Fund, L.P.	(1)	(1)

BlackRock GSA Private Opportunities Fund, L.P.	Cayman Islands	(1)

1885 Private Opportunities Fund, L.P.	(1)	(1)

BlackRock MD Private Opportunities Fund, L.P.	Cayman Islands	(1)

Sullivan Way Private Opportunities Fund, L.P.	(1)	(1)

Total Alternatives Fund – Private Equity LP	Cayman Islands	(1)

Total Alternatives Fund – Private Equity (B) LP	Cayman Islands	(1)

Mutual of Omaha Opportunities Fund, L.P.	(1)	(1)

Mountain Research Fund – Private Equity, L.P.	(1)	(1)

SONJ Private Opportunities Fund II, L.P.	(1)	(1)

Red River Direct Investment Fund III, L.P.	(1)	(1)

BR/ERB Co-Investment Fund II, L.P.	(1)	(1)

OV Private Opportunities, L.P.	(1)	(1)

Heathrow Forest Opportunities Fund, L.P.	(1)	(1)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Private Equity Opportunities Holdings SCSp	Luxembourg	(1)

NMERB Sierra Blanca Fund, L.P.	(1)	(1)

BlackRock Hajar Fund, L.P.	(1)	(1)

BlackRock MSV Private Opportunities Fund, L.P.	(1)	(1)

T. Rowe Price Large-Cap Growth Fund	(2)	(2)

Principal Funds, Inc. - LargeCap Growth Fund I	(2)	(2)

Principal Variable Contracts Funds, Inc. - LargeCap Growth Account I	(2)	(2)

Trustees of the Ohio Operating Engineers Pension Fund	(2)	(2)

Consolidated Fund of the R.W. Grand Lodge of F. and AM. Of Pennsylvania	(2)	(2)

Xerox Corporation Retirement & Savings Plan Trust	(2)	(2)

NextEra Energy Inc. Employee Pension Plan	(2)	(2)

NextEra Energy, Inc. Employee Retirement Savings Plan	(2)	(2)

T. Rowe Price U.S. Equities Trust	(2)	(2)

Marriott International, Inc. Pooled Investment Trust for Participant Directed Accounts	(2)	(2)

Tucson Supplemental Retirement System	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Delta Air Lines, Inc. Defined Contribution Plans Master Trust	(2)	(2)

Master Trust for Certain Tax Qualified Bechtel Retirement Plans	(2)	(2)

City of Warwick Pension Plans	(2)	(2)

The Master Trust adopted by the Home Depot FutureBuilder and The Home Depot FutureBuilder for Puerto Rico Plans	(2)	(2)

City of Tallahassee Pension Fund	(2)	(2)

Lettie Pate Evans Foundation, Inc.	(2)	(2)

Joseph B. Whitehead Foundation	(2)	(2)

Robert W. Woodruff Foundation, Inc.	(2)	(2)

Robert W. Woodruff Health Sciences Center Fund, Inc.	(2)	(2)

Ohio Public Employees Deferred Compensation Program	(2)	(2)

Prudential Retirement Insurance and Annuity Company	(2)	(2)

Toyota Motor North America, Inc. Retirement Savings Plan	(2)	(2)

Union Bank & Trust Company	(2)	(2)

Lettie Pate Whitehead Foundation, Inc.	(2)	(2)

The Community Foundation for Greater Atlanta, Inc.	(2)	(2)

Leonardo DRS, Inc. 401(k) Plan	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
The Profit Sharing Plan of Quest Diagnostics Incorporated	(2)	(2)

American Airlines, Inc. 401(k) Plan and the American Airlines, Inc. 401(k) Plan for Pilots	(2)	(2)

Fresno County Employees Retirement Association	(2)	(2)

T. Rowe Price Large-Cap Growth Trust	(2)	(2)

RR Donnelley Savings Plan Trust	(2)	(2)

Bank of the West 401(k) Plan	(2)	(2)

Crown Cork & Seal Company, Inc. Master Trust	(2)	(2)

T. Rowe Price Large-Cap Growth Trust I	(2)	(2)

T. Rowe Price Growth Stock Fund, Inc.	(2)	(2)

Seasons Series Trust - SA T. Rowe Price Growth Stock Portfolio	(2)	(2)

Voya Partners, Inc. - VY T. Rowe Price Growth Equity Portfolio	(2)	(2)

Brighthouse Funds Trust II - T. Rowe Price Large Cap Growth Portfolio	(2)	(2)

Lincoln Variable Insurance Products Trust - LVIP T. Rowe Price Growth Stock Fund	(2)	(2)

Penn Series Funds, Inc. - Large Growth Stock Fund	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
T. Rowe Price Growth Stock Trust	(2)	(2)

Sony Master Trust	(2)	(2)

Prudential Retirement Insurance and Annuity Company	(2)	(2)

Aon Savings Plan Trust	(2)	(2)

Caleres, Inc. Retirement Plan	(2)	(2)

Colgate Palmolive Employees Savings and Investment Plan Trust	(2)	(2)

Brinker Capital Destinations Trust - Destinations Large Cap Equity Fund	(2)	(2)

Alight Solutions LLC 401K Plan Trust	(2)	(2)

MassMutual Select Funds - MassMutual Select T. Rowe Price Large Cap Blend Fund	(2)	(2)

Legacy Health Employees’ Retirement Plan	(2)	(2)

Legacy Health	(2)	(2)

T. Rowe Price Small-Cap Stock Fund, Inc.	(2)	(2)

T. Rowe Price Institutional Small-Cap Stock Fund	(2)	(2)

T. Rowe Price Spectrum Conservative Allocation Fund	(2)	(2)

T. Rowe Price Spectrum Moderate Allocation Fund	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
T. Rowe Price Spectrum Moderate Growth Allocation Fund	(2)	(2)

T. Rowe Price Moderate Allocation Portfolio	(2)	(2)

U.S. Small-Cap Stock Trust	(2)	(2)

VALIC Company I - Small Cap Fund	(2)	(2)

TD Mutual Funds - TD U.S. Small-Cap Equity Fund	Canada	(2)

T. Rowe Price U.S. Small-Cap Core Equity Trust	(2)	(2)

Minnesota Life Insurance Company	(2)	(2)

Costco 401(k) Retirement Plan	(2)	(2)

MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	(2)	(2)

T. Rowe Price Mid-Cap Growth Fund, Inc.	(2)	(2)

T. Rowe Price Institutional Mid-Cap Equity Growth Fund	(2)	(2)

T. Rowe Price Mid-Cap Growth Portfolio	(2)	(2)

T. Rowe Price U.S. Equities Trust	(2)	(2)

Great-West Funds, Inc. - Great-West T. Rowe Price Mid Cap Growth Fund	(2)	(2)

TD Mutual Funds - TD U.S. Mid-Cap Growth Fund	Canada	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
MassMutual Select Funds - MassMutual Select Mid Cap Growth Fund	(2)	(2)

MML Series Investment Fund - MML Mid Cap Growth Fund	(2)	(2)

Brighthouse Funds Trust I - T. Rowe Price Mid Cap Growth Portfolio	(2)	(2)

Marriott International, Inc. Pooled Investment Trust for Participant Directed Accounts	(2)	(2)

T. Rowe Price U.S. Mid-Cap Growth Equity Trust	(2)	(2)

L’Oreal USA, Inc. Employee Retirement Savings Plan	(2)	(2)

Costco 401(k) Retirement Plan	(2)	(2)

MassMutual Select Funds - MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	(2)	(2)

T. Rowe Price New America Growth Fund, Inc.	(2)	(2)

T. Rowe Price New America Growth Portfolio	(2)	(2)

T. Rowe Price Global Allocation Fund, Inc.	(2)	(2)

T. Rowe Price Global Industrials Fund	(2)	(2)

T. Rowe Price Global Equity Fund	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
T. Rowe Price Global Growth Stock Fund	(2)	(2)

Equipsuper Pty Ltd as Trustee for Equipsuper Superannuation Fund	(2)	(2)

Campbell Pension Plans Master Retirement Trust	(2)	(2)

T. Rowe Price Global Growth Equity Pool Public Service Pension Plan Fund	(2)	(2)

Teachers’ Pension Plan Fund	(2)	(2)

T. Rowe Price Global Growth Equity Trust	(2)	(2)

Kaiser Permanente Group Trust	(2)	(2)

Kaiser Foundation Hospitals	(2)	(2)

T. Rowe Price Global Technology Fund, Inc.	(2)	(2)

TD Mutual Funds - TD Science & Technology Fund	(2)	(2)

T. Rowe Price Global Consumer Fund	(2)	(2)

Canada Life Global Growth Equity Fund (T. Rowe Price)	(2)	(2)

UniSuper	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
T. Rowe Price Blue Chip Growth Fund, Inc.	(2)	(2)

Minnesota Life Insurance Company	(2)	(2)

Chicago Regional Council of Carpenters Pension Fund	(2)	(2)

Danaher Corporation & Subsidiaries Retirement & Savings Plan and Danaher Corporation & Subsidiaries Savings Plan Master Trust	(2)	(2)

Fortive Retirement Savings Plan and Fortive Union Retirement Savings Plan Master Trust	(2)	(2)

Johnson and Johnson Pension and Savings Plan Master Trust	(2)	(2)

Johnson and Johnson Pension and Savings Plan Master Trust	(2)	(2)

Johnson and Johnson Pension and Savings Plan Master Trust	(2)	(2)

Marriott International, Inc. Pooled Investment Trust For Participant Directed Accounts	(2)	(2)

MassMutual Select Funds - MassMutual Select Blue Chip Growth Fund	(2)	(2)

MML Series Investment Fund - MML Blue Chip Growth Fund	(2)	(2)

Prudential Retirement Insurance and Annuity Company	(2)	(2)

SunAmerica Series Trust - SA T. Rowe Price Asset Allocation Growth Portfolio	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
SunAmerica Series Trust – SA T. Rowe Price VCP Balanced Portfolio	(2)	(2)

T. Rowe Price Balanced Fund, Inc.	(2)	(2)

T. Rowe Price Blue Chip Growth Portfolio	(2)	(2)

T. Rowe Price Blue Chip Growth Trust	(2)	(2)

T. Rowe Price Global Allocation Fund, Inc.	(2)	(2)

T. Rowe Price Institutional Large-Cap Core Growth Fund	(2)	(2)

T. Rowe Price Spectrum Moderate Growth Allocation Fund	(2)	(2)

T. Rowe Price Spectrum Conservative Allocation Fund	(2)	(2)

T. Rowe Price Spectrum Moderate Allocation Fund	(2)	(2)

T. Rowe Price Moderate Allocation Portfolio	(2)	(2)

TD Mutual Funds - TD U.S. Blue Chip Equity Fund	(2)	(2)

The Williams Investment Plus Plan	(2)	(2)

Thomson Reuters Master Investment Trust	(2)	(2)

VALIC Company I - Blue Chip Growth Fund	(2)	(2)

T. Rowe Price U.S. Large-Cap Core Growth Equity Pool	(2)	(2)

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
T. Rowe Price U.S. Large-Cap Core Growth Equity Non-Reg. Pool	(2)	(2)

T. Rowe Price Global Allocation Fund, Inc.	(2)	(2)

T. Rowe Price Spectrum Conservative Allocation Fund	(2)	(2)

T. Rowe Price Spectrum Moderate Allocation Fund	(2)	(2)

T. Rowe Price Spectrum Moderate Growth Allocation Fund	(2)	(2)

USG Corporation Retirement Plan Trust	[xxx]	[xxx]

Baron Global Advantage Fund	New York	[xxx]

Baron Opportunity Fund	New York	[xxx]

Castle Advisers, LP	New York	[xxx]

BAMCO, Inc.	New York	[xxx]

Baron Fifth Avenue Growth Fund	New York	[xxx]

The Growth Fund of America	California	[xxx]

Capital Group Growth Fund of America Trust (US)	California	[xxx]

The New Economy Fund	California	[xxx]

Capital Group New Economy Trust (US)	California	[xxx]

Coatue CT 82 LLC	New York	[xxx]

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Coatue Growth Fund IV LP	New York	[xxx]

Coatue Smart Transportation Fund I LP	New York	[xxx]

Coatue CT 93 LLC	New York	[xxx]

Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund	Massachusetts	[xxx]

Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund	Massachusetts	[xxx]

Fidelity Growth Company Commingled Pool	Massachusetts	[xxx]

Fidelity Mt. Vernon Street Trust : Fidelity Growth Company K6 Fund	Massachusetts	[xxx]

Fidelity Securities Fund: Fidelity Blue Chip Growth Fund	Massachusetts	[xxx]

Fidelity Blue Chip Growth Commingled Pool	Massachusetts	[xxx]

Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund	Massachusetts	[xxx]

Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund	Massachusetts	[xxx]

Fidelity Blue Chip Growth Institutional Trust	Massachusetts	[xxx]

Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund	Massachusetts	[xxx]

FIAM Target Date Blue Chip Growth Commingled Pool	Massachusetts	[xxx]

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Variable Insurance Products Fund III: Growth Opportunities Portfolio	Massachusetts	[xxx]

Fidelity Advisor Series I: Fidelity Advisor Growth Opportunities Fund	Massachusetts	[xxx]

Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund	Massachusetts	[xxx]

Fidelity Advisor Series VIII: Fidelity Advisor Diversified International Fund	Massachusetts	[xxx]

Fidelity Investment Trust: Fidelity Diversified International Fund	Massachusetts	[xxx]

Fidelity Diversified International Commingled Pool	Massachusetts	[xxx]

FIDELITY INVESTMENT TRUST: Fidelity Diversified International K6 Fund	Massachusetts	[xxx]

Fidelity Canadian Growth Company Fund	Massachusetts	[xxx]

Fidelity Special Situations Fund	Massachusetts	[xxx]

Fidelity Global Innovators Investment Trust	Massachusetts	[xxx]

Fidelity U.S. Growth Opportunities Investment Trust	Massachusetts	[xxx]

Fidelity NorthStar Fund	Massachusetts	[xxx]

Fidelity Contrafund: Fidelity Contrafund	Massachusetts	[xxx]

Fidelity Contrafund Commingled Pool	Massachusetts	[xxx]

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Fidelity Contrafund: Fidelity Contrafund K6	Massachusetts	[xxx]

FRANKLIN VENTURES INVESTMENTS, L.P. – FVP SERIES 2	California	[xxx]

FT FinTech Holdings, LLC	California	[xxx]

FRANKLIN BLACKHORSE, L.P.	California	[xxx]

FRANKLIN VENTURES INVESTMENTS, L.P. – FVP SERIES 5	California	[xxx]

NL Rivian SPV, LLC	New York	[xxx]

NL Rivian II, LLC	New York	[xxx]

PIMCO Global Credit Opportunities Master Fund LDC	California	[xxx]

PIMCO Tactical Opportunities Master Fund Ltd.	California	[xxx]

PIMCO Energy and Tactical Credit Opportunities Fund	California	[xxx]

PIMCO Red Stick Fund, L.P.	California	[xxx]

OC III FIE II LP	California	[xxx]

Quantum Partners LP	New York	[xxx]

Palindrome Master Fund LP	New York	[xxx]

Rhino (E) Investment Holdings LLC	New Jersey	[xxx]

Rhino (F) Investment Holdings LLC	New Jersey	[xxx]

Investor	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Investor)
Rhino (F) Investment Holdings-K LLC	New Jersey	[xxx]

BSOF Parallel Master Fund L.P.	New York	[xxx]

Blackstone Aqua Master Sub-Fund	New York	[xxx]

D1 Master Holdco I LLC	New York	[xxx]

Rideshare DF Holdings, LP	California	[xxx]

Third Point Ventures LLC	New York	[xxx]

Third Point Venture Fund LP	New York	[xxx]

(1)	[xxx]

(2)	[xxx]

SCHEDULE B

Key Holders

Key Holder	Residence / Principal Place of Business	Notice Address (Including information for counsel to the Key Holder)
RA Holding Company, LLC	[xxx]	[xxx]

Rhino Investment Holdings LLC	[xxx]	[xxx]

Rhino Investment Holdings-A LLC	[xxx]	[xxx]

Global Oryx Company Limited	[xxx]	[xxx]

Robert J. Scaringe	[xxx]	[xxx]

The G. Richard Wagoner, Jr. Irrevocable Trust dated 4/22/19	[xxx]	[xxx]

G. Richard Wagoner, Jr. Trust dated 7/13/89 as amended and restated 12/16/11	[xxx]	[xxx]

Max Koff	[xxx]	[xxx]

Jim Thomas	[xxx]	[xxx]

Mason Verbridge	[xxx]	[xxx]

Kyle Mulligan	[xxx]	[xxx]

T.C. Gale Consulting, Inc.	[xxx]	[xxx]

Space Florida	[xxx]	[xxx]

Sidhesh Kaul	[xxx]	[xxx]

Hassan Jameel	[xxx]	[xxx]

Sandy Schwartz	[xxx]	[xxx]

Antony Sheriff	[xxx]	[xxx]

John Shook	[xxx]	[xxx]

Karen Boone	[xxx]	[xxx]

Peter Krawiec	[xxx]	[xxx]

Douglas Booms	[xxx]	[xxx]

RIVIAN AUTOMOTIVE, INC.

AMENDMENT NO. 1 TO

FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 1 to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) is effective as of July 23, 2021, by and among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and each of the Stockholders listed on Schedules A and B to the Investors’ Rights Agreement (as defined below) and any person who becomes a party to the Investors’ Rights Agreement in accordance with Subsections 2.12, 6.1 or 6.9 thereof.

WHEREAS, the parties entered into that certain Fifth Amended and Restated Investors’ Rights Agreement dated as of January 19, 2021 (the “Investors’ Rights Agreement”);

WHEREAS, pursuant to Subsection 6.6 of the Investors’ Rights Agreement, the Investors’ Rights Agreement may be amended with the written consent of (i) the Company and (ii) the holders of at least a majority of the Registrable Securities then outstanding; and

WHEREAS, in connection with the Company’s sale and issuance of unsecured senior convertible promissory notes to certain investors, each of the undersigned holders desire to amend certain provisions of the Investors’ Rights Agreement as specified below.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment.

(i) Subsection 1.38 of the Investors’ Rights Agreement is hereby amended and restated in its entirety to read as follows:

“1.38 “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of shares of Preferred Stock; (ii) the Key Holder Registrable Securities, provided, however, that such Key Holder Registrable Securities shall not be deemed Registrable Securities and the Key Holders shall not be deemed Holders for the purposes of Subsections 2.1 (and any other applicable Section or Subsection with respect to registrations under Subsection 2.1), 2.10, 3.1, 3.2, 4.1 and 6.6; (iii) any Common Stock issued, or issued or issuable upon conversion of the Last Fundraising Round Equivalent Securities that have been issued pursuant to a Maturity Conversion (each as defined in the unsecured senior convertible promissory notes issued by the Company on July 23, 2021 (the “Notes”)) and any Common Stock otherwise issued upon conversion of the Notes, provided, however, that for the sake of clarity any such Registrable Securities contemplated by this clause (iii) shall not constitute Registrable Securities hereunder, including for purposes of Subsections 2.10 and 6.6, unless and until issued upon conversion of the Notes or the Last Fundraising Round Equivalent Securities have been issued, as the case may be; (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i), (ii) and (iii) above; and (v) the Common Stock held by the BlackRock Investors as of the date hereof; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Subsection 6.1, and excluding for purposes of Section 2 any shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.”

(ii) Subsection 6.9 of the Investors’ Rights Agreement is hereby amended and restated in its entirety to read as follows:

“6.9 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues Notes or additional shares of Preferred Stock after the date hereof, any purchaser of such Notes or shares of Preferred Stock, as the case may be, may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.”

(iii) The following shall be added to the Investors’ Rights Agreement as a new Subsection 6.13 immediately following Subsection 6.12 of the Investors’ Rights Agreement:

“6.13 Holders of Notes as Investors. Notwithstanding anything to the contrary herein, for purposes of Sections 2 and 6 only (and not other purposes), any holder of Notes shall be deemed to be an Investor hereunder with respect to such Notes; provided that, if such holder is not already an Investor, such Investor shall execute and deliver to the Company an additional counterpart signature page to this Agreement.”

2. MISCELLANEOUS.

(i) Governing Law. This Amendment shall be governed by the internal law of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

(ii) Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

(iii) Survival. Except as otherwise provided herein, the remainder of the Investors’ Rights Agreement shall remain in full force and effect and shall be binding on all parties thereto. All terms not otherwise defined herein shall have the meanings ascribed to them in the Investors’ Rights Agreement.

(iv) Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

* * *

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Name: Robert J. Scaringe
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

AMAZON.COM NV INVESTMENT HOLDINGS LLC

By:	/s/ Peter Krawiec
Name: Pater Krawiec
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FORD MOTOR COMPANY

By:	/s/ John Lawler
Name: John Lawler
Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

GLOBAL ORYX COMPANY LIMITED

By:	/s/ Sidhesh Kaul
Name:	Sidhesh Kaul
Title:	Director

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE LARGE-CAP GROWTH FUND PRINCIPAL FUNDS, INC.—LARGECAP GROWTH FUND I

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.—LARGECAP GROWTH ACCOUNT I TRUSTEES OF THE OHIO OPERATING ENGINEERS PENSION FUND

CONSOLIDATED FUND OF THE R.W. GRAND LODGE OF F. AND AM. OF PENNSYLVANIA

NEXTERA ENERGY INC. EMPLOYEE PENSION PLAN

NEXTERA ENERGY, INC. EMPLOYEE RETIREMENT SAVINGS PLAN

USG CORPORATION RETIREMENT PLAN TRUST

T. ROWE PRICE U.S. EQUITIES TRUST MARRIOTT INTERNATIONAL, INC. POOLED INVESTMENT TRUST FOR PARTICIPANT DIRECTED ACCOUNTS

TUCSON SUPPLEMENTAL RETIREMENT SYSTEM

DELTA AIR LINES, INC. DEFINED CONTRIBUTION PLANS MASTER TRUST

MASTER TRUST FOR CERTAIN TAX QUALIFIED BECHTEL RETIREMENT PLANS

CITY OF WARWICK PENSION PLANS THE MASTER TRUST ADOPTED BY THE HOME DEPOT FUTUREBUILDER AND THE HOME DEPOT FUTUREBUILDER FOR PUERTO RICO PLANS

CITY OF TALLAHASSEE PENSION FUND LETTIE PATE EVANS FOUNDATION, INC. JOSEPH B. WHITEHEAD FOUNDATION ROBERT W. WOODRUFF FOUNDATION, INC. ROBERT W. WOODRUFF HEALTH SCIENCES CENTER FUND, INC.

OHIO PUBLIC EMPLOYEES DEFERRED COMPENSATION PROGRAM PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

TOYOTA MOTOR NORTH AMERICA, INC. RETIREMENT SAVINGS PLAN

UNION BANK & TRUST COMPANY

LETTIE PATE WHITEHEAD FOUNDATION, INC.

THE COMMUNITY FOUNDATION FOR GREATER ATLANTA, INC. LEONARDO DRS, INC. 401(K) PLAN

INCORPORATED

AMERICAN AIRLINES, INC. 401(K) PLAN AND THE AMERICAN AIRLINES, INC. 401(K) PLAN FOR PILOTS

FRESNO COUNTY EMPLOYEES RETIREMENT ASSOCIATION

T. ROWE PRICE LARGE-CAP GROWTH TRUST

RR DONNELLEY SAVINGS PLAN TRUST BANK OF THE WEST 401(K) PLAN

T. ROWE PRICE LARGE-CAP GROWTH TRUST I

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GROWTH STOCK FUND, INC.
SEASONS SERIES TRUST—SA T. ROWE PRICE GROWTH STOCK PORTFOLIO
VOYA PARTNERS, INC.—VY T. ROWE PRICE GROWTH EQUITY PORTFOLIO
BRIGHTHOUSE FUNDS TRUST II—T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
LINCOLN VARIABLE INSURANCE PRODUCTS
TRUST—LVIP T. ROWE PRICE GROWTH STOCK FUND
T. ROWE PRICE GROWTH STOCK TRUST
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
AON SAVINGS PLAN TRUST
CALERES, INC. RETIREMENT PLAN
COLGATE PALMOLIVE EMPLOYEES SAVINGS AND INVESTMENT PLAN TRUST
BRINKER CAPITAL DESTINATIONS TRUST—DESTINATIONS LARGE CAP EQUITY FUND ALIGHT SOLUTIONS LLC 401K PLAN TRUST MASSMUTUAL SELECT FUNDS—MASSMUTUAL SELECT T. ROWE PRICE LARGE CAP BLEND FUND
LEGACY HEALTH EMPLOYEES’ RETIREMENT PLAN
LEGACY HEALTH

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND
T. ROWE PRICE SPECTRUM CONSERVATIVE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE GROWTH ALLOCATION FUND
T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO
U.S. SMALL-CAP STOCK TRUST VALIC COMPANY I—SMALL CAP FUND
TD MUTUAL FUNDS—TD U.S. SMALL-CAP EQUITY FUND
T. ROWE PRICE U.S. SMALL-CAP CORE EQUITY TRUST
MINNESOTA LIFE INSURANCE COMPANY
COSTCO 401(K) RETIREMENT PLAN
MASSMUTUAL SELECT FUNDS—MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. ROWE PRICE INSTITUTIONAL MID-CAP
EQUITY GROWTH FUND
T. ROWE PRICE MID-CAP GROWTH
PORTFOLIO
GREAT-WEST FUNDS, INC.—GREAT-WEST T.
ROWE PRICE MID CAP GROWTH FUND
TD MUTUAL FUNDS—TD U.S. MID-CAP
GROWTH FUND
MASSMUTUAL SELECT FUNDS -
MASSMUTUAL SELECT MID CAP GROWTH
FUND
MML SERIES INVESTMENT FUND—MML
MID CAP GROWTH FUND
BRIGHTHOUSE FUNDS TRUST I—T. ROWE
PRICE MID CAP GROWTH PORTFOLIO
T. ROWE PRICE U.S. MID-CAP GROWTH
EQUITY TRUST
L’OREAL USA, INC. EMPLOYEE
RETIREMENT SAVINGS PLAN

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.
T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO
T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.

Each account, severally not jointly
By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GLOBAL INDUSTRIALS FUND

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GLOBAL EQUITY FUND
T. ROWE PRICE GLOBAL GROWTH STOCK FUND
EQUIPSUPER PTY LTD AS TRUSTEE FOR EQUIPSUPER SUPERANNUATION FUND
CAMPBELL PENSION PLANS MASTER RETIREMENT TRUST
T. ROWE PRICE GLOBAL GROWTH EQUITY POOL
PUBLIC SERVICE PENSION PLAN FUND TEACHERS’ PENSION PLAN FUND
T. ROWE PRICE GLOBAL GROWTH EQUITY TRUST
CANADA LIFE GLOBAL GROWTH EQUITY FUND (T. ROWE PRICE)
KAISER PERMANENTE GROUP TRUST
KAISER FOUNDATION HOSPITALS

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS—TD SCIENCE & TECHNOLOGY FUND
UNISUPER

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GLOBAL CONSUMER FUND

By: T. Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

T. ROWE PRICE BLUE CHIP GROWTH FUND,

INC.

MINNESOTA LIFE INSURANCE COMPANY

CHICAGO REGIONAL COUNCIL OF

CARPENTERS PENSION FUND

DANAHER CORPORATION & SUBSIDIARIES

RETIREMENT & SAVINGS PLAN AND DANAHER CORPORATION & SUBSIDIARIES SAVINGS PLAN MASTER TRUST

FORTIVE RETIREMENT SAVINGS PLAN AND

FORTIVE UNION RETIREMENT SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND

SAVINGS PLAN MASTER TRUST

JOHNSON AND JOHNSON PENSION AND

SAVINGS PLAN MASTER TRUST

MARRIOTT INTERNATIONAL, INC. POOLED

INVESTMENT TRUST FOR PARTICIPANT

DIRECTED ACCOUNTS

MASSMUTUAL SELECT FUNDS—MASSMUTUAL

SELECT BLUE CHIP GROWTH FUND

MML SERIES INVESTMENT FUND—MML BLUE CHIP GROWTH FUND

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

SUNAMERICA SERIES TRUST—SA T. ROWE

PRICE ASSET ALLOCATION GROWTH

PORTFOLIO

SUNAMERICA SERIES TRUST – SA T. ROWE

PRICE VCP BALANCED PORTFOLIO

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE BLUE CHIP GROWTH

PORTFOLIO

T. ROWE PRICE BLUE CHIP GROWTH

TRUST

T. ROWE PRICE GLOBAL ALLOCATION

FUND, INC.

T. ROWE PRICE INSTITUTIONAL LARGECAP

CORE GROWTH FUND

T. ROWE PRICE SPECTRUM MODERATE

GROWTH ALLOCATION FUND

T. ROWE PRICE SPECTRUM CONSERVATIVE ALLOCATION FUND

T. ROWE PRICE SPECTRUM MODERATE

ALLOCATION FUND

T. ROWE PRICE MODERATE ALLOCATION

PORTFOLIO

TD MUTUAL FUNDS—TD U.S. BLUE CHIP

EQUITY FUND

THE WILLIAMS INVESTMENT PLUS PLAN

THOMSON REUTERS MASTER INVESTMENT

TRUST

VALIC COMPANY I—BLUE CHIP GROWTH

FUND

T. ROWE PRICE U.S. LARGE-CAP CORE

GROWTH EQUITY POOL

T. ROWE PRICE U.S. LARGE-CAP CORE

GROWTH EQUITY NON-REG. POOL

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

T. ROWE PRICE GLOBAL ALLOCATION
FUND, INC.
T. ROWE PRICE SPECTRUM
CONSERVATIVE ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE
ALLOCATION FUND
T. ROWE PRICE SPECTRUM MODERATE
GROWTH ALLOCATION FUND

Each account, severally not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name: Andrew Baek
Title: Vice President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTORS:

BSOF PARALLEL MASTER FUND L.P.
By: BLACKSTONE STRATEGIC OPPORTUNITY ASSOCIATES L.L.C., its general partner

By:	/s/ Jack Pitts
Name: Jack Pitts
Title: Authorized Person

BLACKSTONE GLOBAL MASTER FUND ICAV, acting solely on behalf of its sub-fund
BLACKSTONE AQUA MASTER SUB-FUND
By: BLACKSTONE ALTERNATIVE SOLUTIONS L.L.C., its investment manager

By:	/s/ Jack Pitts
Name: Jack Pitts
Title: Authorized Person

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

THE GROWTH FUND OF AMERICA
By: Capital Research and Management Company, for and on behalf of the Growth Fund of America

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

THE NEW ECONOMY FUND
By: Capital Research and Management Company, for and on behalf of the New Economy Fund

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

CAPITAL GROUP NEW ECONOMY TRUST (US)
By: Capital Research and Management Company, for and on behalf of the Capital Group New Economy Trust (US)

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

CAPITAL GROUP GROWTH FUND OF AMERICA TRUST (US)
By: Capital Research and Management Company, for and on behalf of the Capital Group Growth Fund of America Trust (US)

By:	/s/ Walter R. Burkley
Name: Walter R. Burkley
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTORS:

COATUE SMART TRANSPORTATION FUND I LP
By: Coatue Smart Transportation GP I LLC, its General Partner

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

COATUE CT 93 LLC
By: Coatue Management, L.L.C., its Investment Manager

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

COATUE GROWTH FUND IV LP
By: Coatue Growth Fund IV GP LLC, its General Partner

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

COATUE CT 82 LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

MANHEIM INVESTMENTS, INC.

By:	/s/ Mark Bowser
Name: Mark Bowser
Title: President

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

D1 MASTER HOLDCO I LLC
By: D1 Capital Partners Master LP,
Its: Managing Member
By: D1 Capital Partners GP Sub LLC,
Its: General Partner

By:	/s/ Dan Sunheim
Name: Dan Sunheim
Title: Founder & CIO

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

RIDESHARE DF HOLDINGS, LP

By:	/s/ Pat Robertson
Name: Pat Robertson
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY SERIES GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY GROWTH COMPANY COMMINGLED POOL
By Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY MT. VERNON STREET TRUST: FIDELITY GROWTH COMPANY K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY FLEX LARGE CAP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY BLUE CHIP GROWTH INSTITUTIONAL TRUST
By: Its manager, Fidelity Investment Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY SECURITIES FUND:
FIDELITY SERIES BLUE CHIP GROWTH FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIAM TARGET DATE BLUE CHIP GROWTH COMMINGLED POOL
By: Fidelity Institutional Asset Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND III: GROWTH OPPORTUNITIES PORTFOLIO

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY ADVISOR SERIES I:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR SERIES GROWTH OPPORTUNITIES FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR DIVERSIFIED INTERNATIONAL FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY INVESTMENT TRUST: FIDELITY DIVERSIFIED INTERNATIONAL FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY DIVERSIFIED INTERNATIONAL COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY INVESTMENT TRUST: FIDELITY DIVERSIFIED INTERNATIONAL K6 FUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY CANADIAN GROWTH COMPANY FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY SPECIAL SITUATIONS FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY GLOBAL INNOVATORS INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY U.S. GROWTH OPPORTUNITIES INVESTMENT TRUST
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY NORTHSTAR FUND
By: Its manager Fidelity Investments Canada ULC

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY CONTRAFUND COMMINGLED POOL
By: Fidelity Management Trust Company, as Trustee

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY CONTRAFUND K6

By:	/s/ Chris Maher
Name: Chris Maher
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

FRANKLIN VENTURES INVESTMENTS, L.P. – FVP SERIES 5
By: Franklin Venture Partners, LLC – FVP Series 5, its General Partner
By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: EVP

FRANKLIN BLACKHORSE, L.P.
By: Franklin Venture Partners, LLC – Blackhorse Series, its General Partner
By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: EVP

FRANKLIN VENTURES INVESTMENTS, L.P. – FVP SERIES 2
By: Franklin Venture Partners, LLC – FVP Series 2, its General Partner
By: Franklin Advisers, Inc., its Managing Member

By:	/s/ Michael McCarthy
Name: Michael McCarthy
Title: EVP

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

NL RIVIAN II, LLC

By:	/s/ Joseph Weilgus
Name: Joseph Weilgus
Title: Managing Member of NL Rivian Manager, LLC its Manager

NL RIVIAN SPV, LLC

By:	/s/ Joseph Weilgus
Name: Joseph Weilgus
Title: Managing Member of NL Rivian II Manager, LLC its Manager

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

RHINO (F) INVESTMENT HOLDINGS LLC
By: Rhino (F) Investment Manager LLC, its Managing Member

By:	/s/ Jay Park
Name: Jay Park
Title: Authorized Signatory

RHINO (F) INVESTMENT HOLDINGS-K LLC
By: Rhino (F) Investment Manager LLC, its Managing Member

By:	/s/ Jay Park
Name: Jay Park
Title: Authorized Signatory

RHINO (E) INVESTMENT HOLDINGS LLC

By:	/s/ Jay Park
Name: Jay Park
Title: Authorized Signatory

RHINO INVESTMENT HOLDINGS LLC

By:	/s/ Jay Park
Name: Jay Park
Title: Authorized Signatory

RHINO (E) INVESTMENT HOLDINGS-A LLC

By:	/s/ Jay Park
Name: Jay Park
Title: Authorized Signatory

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first set forth above.

INVESTOR:

THIRD POINT VENTURES LLC as nominee for funds managed and/or advised by Third Point LLC
By: THIRD POINT LLC, its Attorney-in-Fact

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Partner, COO and General Counsel

Third Point Ventures LLC executes this signature page as nominee for funds managed and/or advised by Third Point LLC and not in its individual capacity.

THIRD POINT VENTURE FUND LP
By: THIRD POINT LLC, its Investment Manager

By:	/s/ Josh Targoff
Name: Josh Targoff
Title: Partner, COO and General Counsel

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

BSOF BOLT HOLDINGS L.P.
By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By:	/s/ Jack Pitts
Name:
Title:

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

BSOF BOLT HOLDINGS L.P.
By: Blackstone Strategic Opportunity Associates L.L.C., its general partner

By:	/s/ Jack Pitts
Name:	Jack Pitts
Title:	Authorized Person

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

AMCAP FUND
By: Capital Research and Management Company, for and on behalf of AMCAP Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

AMCAP FUND
By: Capital Research and Management Company, for and on behalf of AMCAP Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

AMERICAN FUNDS INSURANCE SERIES—GROWTH-INCOME FUND
By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Growth-Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Address:
333 S. Hope Street, 54th Floor,
Los Angeles, CA 90071

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

AMERICAN FUNDS INSURANCE SERIES—GROWTH-INCOME FUND
By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Growth-Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

CAPITAL WORLD GROWTH AND INCOME FUND
By: Capital Research and Management Company, for and on behalf of Capital World Growth and Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CAPITAL WORLD GROWTH AND INCOME FUND
By: Capital Research and Management Company, for and on behalf of Capital World Growth and Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

AMERICAN FUNDS INSURANCE SERIES – CAPITAL WORLD GROWTH AND INCOME FUND
By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Capital World Growth and Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

AMERICAN FUNDS INSURANCE SERIES – CAPITAL WORLD GROWTH AND INCOME FUND
By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Capital World Growth and Income Fund

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

CAPITAL GROUP AMCAP TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group AMCAP Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CAPITAL GROUP AMCAP TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group AMCAP Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

CAPITAL GROUP WORLD GROWTH AND INCOME TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group World Growth and Income Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

CAPITAL GROUP WORLD GROWTH AND INCOME TRUST (US)
By: Capital Research and Management Company, for and on behalf of Capital Group World Growth and Income Trust (US)

By:	/s/ Walter R. Burkley
Name:	Walter R. Burkley
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

COATUE US 62 LLC

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

COATUE US 62 LLC

By:	/s/ Zachary Feingold
Name:	Zachary Feingold
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

D1 SPV RIDER LLC
By: D1 Capital Partners L.P.
Its: Manager

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

D1 SPV RIDER LLC
By: D1 Capital Partners L.P.
Its: Manager

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

D1 RIDER HOLDINGS LP
By: D1 Rider Holdings GP LLC
Its: General Partner

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

D1 RIDER HOLDINGS LP
By: D1 Rider Holdings GP LLC
Its: General Partner

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

D1 CAPITAL SERIES LLC – SERIES RIDER

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

D1 CAPITAL SERIES LLC – SERIES RIDER

By:	/s/ Dan Sundheim
Name:	Dan Sundheim
Title:	Founder

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

GCM GROSVENOR RC SPV, LLC
By: GCM Investments GP, LLC
Its: Managing Member

By:	/s/ Kristi Teague
Name:	Kristi Teague
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

GCM GROSVENOR RC SPV, LLC
By: GCM Investments GP, LLC
Its: Managing Member

By:	/s/ Linda Mui
Name:	Linda Mui
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

RAVEN FD HOLDINGS, LP

By:	/s/ Pat Robertson
Name: Pat Robertson
Title: Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RAVEN FD HOLDINGS, LP

By:	/s/ Pat Robertson
Name: Pat Robertson
Title: Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

FIDELITY SELECT PORTFOLIOS: SELECT AUTOMOTIVE PORTFOLIO

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND – SUB B

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY FLEX OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY SERIES OPPORTUNISTIC INSIGHTS FUND

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

VARIABLE INSURANCE PRODUCTS FUND II: VIP CONTRAFUND PORTFOLIO – SUBPORTFOLIO A

By:	/s/ Chris Maher
Name:	Chris Maher
Title:	Authorized Signatory

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN VENTURES INVESTMENTS, L.P.
– FRANKLIN FVP SERIES III
By: Franklin Venture Partners, LLC – Franklin FVP Series III, its general partner
By: Franklin Advisers, Inc., its managing member

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	EVP

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

NL RIVIAN III, LLC

By:	/s/ Joseph Weilgus
Name:	Joseph Weilgus
Title:	Managing Member of NL Rivian III Manager, LLC its Manager

Date:	July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

NL RIVIAN III, LLC

By:	/s/ Joseph Weilgus
Name:	Joseph Weilgus
Title:	Managing Member of NL Rivian III
Manager, LLC, its Manager

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS-K LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS-K LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS-A LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

Address:

188 Nassau St, ste 1, Princeton NJ US, 08542

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

RHINO CONVERTIBLE INVESTMENT HOLDINGS-A LLC
By: Rhino Convertible Investment Manager LLC
Its: Managing Member

By:	/s/ Jay Park
Name:	Jay Park
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

RIVIAN AUTOMOTIVE, INC.

Note Purchaser Joinder to

Fifth Amended and Restated Investors’ Rights Agreement

By executing and delivering this joinder, the undersigned purchaser of a Note hereby agrees to become a party to and to be bound by the terms and conditions of that certain Fifth Amended and Restated Investors’ Rights Agreement, among Rivian Automotive, Inc., a Delaware corporation (the “Company”) and the stockholders party thereto, dated as of January 19, 2021 (as amended or amended and restated, the “Investors’ Rights Agreement”), as a party deemed to be an “Investor” thereunder pursuant to Section 6.13 of the Investors’ Rights Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Investors’ Rights Agreement.

The undersigned hereby authorizes this signature page to be attached to the Investors’ Rights Agreement or counterparts thereof.

INVESTOR:

PRYSM CAPITAL FUND I, L.P.
By: Prysm Capital Partners I, L.P.
Its: General Partner

By:	/s/ Jay Park
Name:	Jay Park
Title:	Managing Partner

Date: July 23, 2021

Agreed to and accepted:

RIVIAN AUTOMOTIVE, INC.

By:	/s/ Robert J. Scaringe
Robert J. Scaringe
Chief Executive Officer

[Signature Page to Investors’ Rights Agreement Joinder]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTOR:

PRYSM CAPITAL FUND I, L.P.
By: Prysm Capital Partners I, L.P.
Its: General Partner

By:	/s/ Jay Park
Name:	Jay Park
Title:	Authorized Signatory

SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

INVESTORS:

TP TRADING II LLC
By: THIRD POINT LLC, its Investment Manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Partner, COO and General Counsel

THIRD POINT VENTURE FUND I LP
By: THIRD POINT LLC, its Investment Manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Partner, COO and General Counsel

THIRD POINT VENTURE INVESTING ENTITY I LP
By: THIRD POINT LLC, its Investment Manager

By:	/s/ Josh Targoff
Name:	Josh Targoff
Title:	Partner, COO and General Counsel

Address:

c/o Third Point LLC 55 Hudson Yards New York, NY 10001 Attn: Josh Targoff, Chief Operating Officer and General Counsel Email: JTargoff@ThirdPoint.com

With copies to (which shall not constitute notice):

Email: operations@thirdpoint.com

and

Morgan Lewis & Bockius LLP

One Market, Spear Street Tower

San Francisco, CA 94105

Attention: Scott D Karchmer

Email: scott.karchmer@morganlewis.com

[SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]